UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2014

Fundamental International Equity Funds
Focused International Equity*
International Small Cap
Strategic International Equity

*Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed to the Goldman Sachs Focused International Equity Fund.

Goldman Sachs Fundamental International Equity Funds

■	FOCUSED INTERNATIONAL EQUITY

■	INTERNATIONAL SMALL CAP

■	STRATEGIC INTERNATIONAL EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	5

Schedules of Investments	26

Financial Statements	34

Financial Highlights	38

Notes to Financial Statements	44

Report of Independent Registered Public Accounting Firm	58

Other Information	59

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Focused International Equity Fund (formerly, Concentrated International Equity Fund) invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Because the Fund may invest in a relatively small number of issuers, the Fund is subject to greater risk of loss.

The Goldman Sachs International Small Cap Fund invests primarily in a diversified portfolio of equity investments in non-U.S. small-capitalization companies. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Goldman Sachs Strategic International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental International Equity Investment Process?

Goldman Sachs’ Fundamental International Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify its high conviction investment ideas.

■	Fundamental research teams based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, and India and focusing on long-term business and management quality

■	Analysts collaborate regularly to leverage regional and industry-specific research and insights

■	Global perspective is informed by local market expertise

■	A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■	Team of experienced Research Analysts is regionally aligned and has sector expertise

■	Team leverages the research of the approximately 80+ regional investment professionals

■	Decision-making process is informed by active participation in the global research process

■	Security selections are aligned with level of investment conviction

■	Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

International equity portfolios that strive to offer:

■	Access to markets across the world

■	Disciplined approach to stock selection

■	Optimal risk/return profiles

MARKET REVIEW

Goldman Sachs Fundamental International Equity Funds

Market Review

International equities declined modestly during the 12-month period ended October 31, 2014 (the “Reporting Period”). The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posted an average annual total return of -0.60%.*

Stock markets in Japan and Europe reached new highs as late as December 2013. Japan’s Nikkei 225 Stock Average closed the calendar year at a six-year high, as the market reflected optimism about Prime Minister Shinzo Abe’s bold reforms and big stimulus. (The Nikkei 225 Stock Average is the leading and most respected index of Japanese stocks. It is a price-weighted index comprised of Japan’s top 225 blue chip companies on the Tokyo Stock Exchange.) Germany’s Xetra Dax also reached a new high in December 2013, as European equity markets continued to benefit from the European Central Bank’s (“ECB”) commitment to easy monetary policy and as economic growth returned to the region. (The Xetra Dax is a blue chip index in Germany that tracks the performance of the 30 most actively traded stocks on the Frankfurt Stock Exchange.)

International developed equity markets, however, stumbled in January 2014, as renewed concerns about a variety of issues in the growth and emerging markets weighed on performance, particularly in the Asia ex-Japan region. International developed equity markets rebounded in February 2014, but performance was relatively weak for the rest of the Reporting Period, as news from the developed markets was mixed.

The Eurozone economy grew at a stronger than expected 0.5% year-over-year rate for the fourth quarter of 2013, but growth then disappointed year to date through October 31, 2014. Purchasing Managers Index (“PMI”) data began to soften early in 2014; the Ifo survey of German business confidence began dropping; and Germany reduced its economic growth estimates. Further, deflation in the region remained a threat during the second half of the Reporting Period. Many corporate earnings reports and conservative guidance from management teams prompted downward revisions to estimates, even though in the end, most companies met or beat the revised estimates. The ECB cut its benchmark interest rate to 0.05%, reduced its bank deposit rate to -0.2% and announced it would begin to buy asset-backed securities. In contrast, economic data for the U.K. improved, particularly in terms of unemployment. In turn, markets began to anticipate the Bank of England might raise its interest rates by the end of 2014.

Similarly, Japanese equities got 2014 off to a weak start in anticipation of its consumption tax hike implemented in April 2014. Japanese equities then rallied back later in the Reporting Period as a number of economic indicators were more encouraging. Inflation in Japan continued to trend higher, and market sentiment improved as Prime Minister Abe revealed more details regarding corporate reform. Also, Japan’s manufacturing PMI rose to its highest level since March 2014, while the October 2014 Tankan survey of business sentiment was unexpectedly upbeat and revealed that large firms intend to increase spending. The Bank of Japan announced further monetary easing measures.

Performance of the Asia ex-Japan region generally improved through the second half of the Reporting Period. Indeed, the region posted the best performance within the MSCI EAFE Index for the full Reporting Period, largely due to the particularly strong performance of Hong Kong equities.

*All	index returns are expressed in U.S. dollar terms.

MARKET REVIEW

Looking Ahead

As we look toward the final quarter of 2014, it appears to us that the overall global economy continues to improve, though with growing regional variations. We expect a stronger macroeconomic environment to drive revenue and earnings growth. As equities appear to reach new heights in many markets, we believe the pace of their ascent is likely to slow, but we continue to believe that equity returns may look attractive versus other asset classes given what we consider to be their still above-average equity risk premium and reasonable valuations in light of growth prospects.

We see several main drivers of equity markets, including growth spending and structural reforms. In addition, we believe global consumption has the potential to be a significant driver of economies and equity markets both in the near and longer term. We believe a number of factors that have depressed consumer sentiment and spending in many regions could be reversing soon. We also believe the growth of the middle class and consumption in Asia and the emerging markets will likely be an important secular theme for several years. In our view, consumer behavior is likely to not only affect the consumer sectors but will also likely have a strong impact on the health care and information technology sectors, among others. Similarly, we believe increasing consumer spending in Asia and the emerging markets could have a significant impact on U.S., European and Japanese companies as well as on domestic companies.

At the end of the Reporting Period, we were watching for signs of market excess, such as ballooning market capitalizations, the number and quality of initial public offerings (“IPOs”), and valuations that may no longer be connected to fundamentals. We also believe that while many central banks still have a bias toward easing, the U.S. Federal Reserve (the “Fed”) is moving in the opposite direction. Lastly, in our view, currency is increasingly becoming an issue for companies, economies and equity markets. We believe a strengthening U.S. dollar could be a headwind for the U.S. economy and companies with foreign sales, such as many information technology companies. In contrast, in our opinion, Europe and Japan could benefit significantly from currency weakness.

As regions, countries, equity markets and companies differentiate themselves with revenue and earnings growth, we believe fundamental active managers have an excellent opportunity to similarly differentiate their portfolios and performance. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

PORTFOLIO RESULTS

Goldman Sachs Focused International Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund (the “Fund”). Below, the Goldman Sachs Global Equity Team discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of -7.16%, -7.82%, -7.83%, -6.79%, -7.28% and -6.90%, respectively. These returns compare to the -0.60% average annual total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance in comparison of the MSCI EAFE Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Adidas, Rexel and Tullow Oil.

Adidas, a sports footwear, apparel and equipment manufacturer, detracted most from the Fund’s relative returns during the Reporting Period. The company cut its net income target for 2014, indicating that conditions in Russia and challenges in the U.S. golf market were creating potential risks. Adidas announced it would curtail its planned store rollout in Russia given the challenges continuing sanctions may have on the country. We believe these announcements discredited our original investment thesis that Adidas’ margins were set to see improvement, and thus we decided to sell out of the Fund’s position in the company.

Electrical equipment company Rexel was a top detractor from the Fund’s relative results during the Reporting Period. Its poor performance can be attributed to disappointing second calendar quarter results following market concerns about economic growth in Europe, which accounts for a significant portion of the company’s profits. Based on its second calendar quarter results, the company lowered its full year 2014 growth guidance. However, at the end of the Reporting Period, we continued to believe Rexel is a well-run business with strong cost controls and ongoing focus on increasing shareholder value, and thus maintained the Fund’s position in its stock.

Oil and gas exploration and production company Tullow Oil detracted from the Fund’s relative performance. Its shares declined due to falling oil prices. However, at the end of the Reporting Period, we remained positive on Tullow Oil, as we believe it possesses a good reputation for gas exploration and looks, in our view, to be a possible takeover candidate in the future.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were Shire, Novo-Nordisk and Bayer.

U.K.-based biopharmaceuticals company Shire was the top positive contributor to the Fund’s relative results during the Reporting Period. Its shares rose after the company announced better than expected third quarter 2013 results and raised its 2013 guidance. At the end of the Reporting Period, we believed Shire had a strong product pipeline that should

PORTFOLIO RESULTS

continue to provide attractive long-term growth opportunities and was trading at an attractive valuation relative to its peers.

Denmark-based pharmaceutical company Novo-Nordisk was a strong contributor during the Reporting Period. The company delivered a good set of fiscal year 2013 results in February 2014, and a number of concerns that had impacted its performance during 2013 began to diminish. Namely, one of its key competitors was not able to show superiority to Novo-Nordisk’s Type 2 diabetes drug. Further, the impact of losing a supply contract with Express Script seemed to be less severe than initially anticipated, as a number of patients already on Novo-Nordisk’s drugs were grandfathered in and allowed to continue usage. Lastly, Novo-Nordisk’s pipeline was starting to attract attention, as its oral insulin drug completed Phase 1 trials and progressed into Phase 2. The company has a dominant presence in the U.S. and Europe and was growing its revenues in the emerging markets. At the end of the Reporting Period, we believed the company was well positioned to perform well over the longer term given the sustainability of growth in its diabetes franchise and its innovative product pipeline.

While our views ahead on both Shire and Novo-Nordisk remained positive at the end of the Reporting Period, we sold the Fund’s positions in each in an effort to reduce exposure to European names. We decided to take profits in each and invest in other high conviction ideas.

German-based chemical and pharmaceutical conglomerate Bayer performed well during the Reporting Period on the back of strong results. Its stock performed particularly well in September 2014 when the company announced it was going to spin off its materials science, or plastics, division, which is a low margin cyclical business. The market responded favorably to the company’s statement that it was making this structural change in order to refocus on its life sciences business, which is a higher margin area and, according to many, has better growth prospects.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that detracted most from the Fund’s relative results during the Reporting Period were financials, consumer discretionary and energy, where stock selection in each weighed most negatively on performance.

The only sector to contribute positively to the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period was health care, due primarily to effective stock selection.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, the countries that detracted most from the Fund’s performance during the Reporting Period were Japan, the U.K. and Switzerland, where stock selection in each hampered results. Effective stock selection in Denmark, Australia and the Netherlands boosted the Fund’s relative returns most. Having an underweighted allocation to the Netherlands also helped, as its equity market lagged the MSCI EAFE Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures on an opportunistic basis to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established new Fund positions during the Reporting Period in the Netherlands’ independent oil and gas company Royal Dutch Shell, Italian bank Intesa Sanpaolo and Japanese banking company Mitsubishi UFJ Financial Group.

We initiated a Fund position in Royal Dutch Shell because, in our view, the company was trading at an attractive valuation moving into a key phase of its investment cycle. We believe Royal Dutch Shell is well positioned to drive potential earnings growth through improved operational performance, cost reduction and improved capital allocation. Furthermore, its management appears to us to be committed to returning cash to shareholders through dividends and buybacks, which should reinforce positive shareholder sentiment, in our view.

We established a Fund position in Intesa Sanpaolo, widely recognized as the leading bank in Italy. Since the recent asset quality review/stress test on European banks implemented by the European Central Bank, the holding contributed positively to the Fund’s results. At the time of purchase, the

PORTFOLIO RESULTS

bank had a 10 billion euro buffer while still being able to generate enough return on equity to pay a high dividend. In our view, Intesa Sanpaolo offered an attractive risk/reward profile at its price at the time of purchase, with upside potential should the Eurozone continue its economic recovery and reduced downside risk given the current high profitability of the bank.

We purchased a Fund position in Mitsubishi UFJ Financial Group during the Reporting Period. In our view, what we considered to be the company’s earnings momentum and attractive valuation provided an opportunistic entry point. Furthermore, we believe the company is well positioned to protect its net profit better than its competitors, as it is supported by overseas companies linked on its balance sheet, such as Morgan Stanley and Bank of Ayudhya.

In addition to those sales already mentioned, we sold out of the Fund’s positions in Telecity Group, Air Liquide and BP during the Reporting Period.

We exited the Fund’s position in Telecity, a U.K.-based operator of European data centers, as we lost conviction that our investment thesis — that Telecity’s operating profits and cash flow would grow quickly as new capacity matured — would play out. The company continued to reduce pricing and margin progression expectations, suggesting increased competition and excess capacity. Given diminished conviction in our investment thesis, we concluded that we would reallocate the capital to what we considered to be more attractive investment opportunities.

We sold the Fund’s position in French multinational industrial gases company Air Liquide. We believe the stock’s price/earnings discount to the market had narrowed along with marginal disappointment around its base growth. These factors contributed to a notable sell-off in the stock during the Reporting Period.

We eliminated the Fund’s position in U.K.-based oil and gas company BP. The stock had performed well, and we decided to sell and take profits.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to industrials, energy, financials, utilities and telecommunication services increased relative to the MSCI EAFE Index during the Reporting Period, while its relative exposure to information technology, materials, health care, consumer staples and consumer discretionary decreased. From a country perspective, the Fund’s exposure to Switzerland, Italy, Sweden, South Korea and Belgium increased relative to the MSCI EAFE Index during the Reporting Period, while its relative exposure to the U.K., France, Germany and Australia decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, Edward Perkin, managing director and chief investment officer (“CIO”) of International and Emerging Markets Equity and a lead portfolio manager of the Fund, left the firm. Suneil Mahindru, current lead portfolio manager for the firm’s Global Equity Partners strategy, became the CIO of International Equity and was named a lead portfolio manager on the Fund with Alexis Deladerriere.

Q	How was the Fund positioned relative to the MSCI EAFE Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to South Korea, Switzerland, Italy, Ireland, Taiwan, Sweden and Spain and less exposure to Japan, France, Germany and Australia relative to the MSCI EAFE Index. At the end of the Reporting Period, the Fund held neutral positions relative to the MSCI EAFE Index in several countries and had no position at all in several other countries, most notably Singapore, the Netherlands, Israel, Finland and Hong Kong.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI EAFE Index in industrials, information technology, energy and financials at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI EAFE Index in consumer discretionary, consumer staples, health care, telecommunication services and materials and was rather neutrally weighted compared to the MSCI EAFE Index in utilities.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Focused International Equity Fund

as of October 31, 2014

PERFORMANCE REVIEW
November 1, 2013–October 31, 2014	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (Net, USD, Unhedged)[2]
Class A	-7.16%	-0.60%
Class B	-7.82	-0.60
Class C	-7.83	-0.60
Institutional	-6.79	-0.60
Service	-7.28	-0.60
Class IR	-6.90	-0.60

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EAFE Index (Net, USD, Unhedged) is a market capitalization-weighted composite of securities in 22 developed markets. The Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-6.90%	5.05%	3.91%	4.65%	12/01/92
Class B	-7.13	5.13	3.87	3.29	5/01/96
Class C	-3.24	5.46	3.73	1.96	8/15/97
Institutional	-1.10	6.68	4.92	4.46	2/07/96
Service	-1.59	6.13	4.39	3.85	3/06/96
Class IR	-1.20	N/A	N/A	8.86	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.32%	1.69%
Class B	2.07	2.43
Class C	2.06	2.44
Institutional	0.92	1.29
Service	1.42	1.79
Class IR	1.06	1.44

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/14[5]
Holding	% of Net Assets	Line of Business	Country
Royal Dutch Shell PLC Class A	4.9%	Energy	Netherlands
Intesa Sanpaolo SpA	4.0	Banks	Italy
Mitsubishi UFJ Financial Group, Inc.	3.3	Banks	Japan
Bayer AG (Registered)	3.1	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Credit Suisse Group AG (Registered)	3.1	Diversified Financials	Switzerland
Reckitt Benckiser Group PLC	3.1	Household & Personal Products	United Kingdom
Vodafone Group PLC	3.1	Telecommunication Services	United Kingdom
Safran SA	3.1	Capital Goods	France
MediaTek, Inc.	3.0	Semiconductors & Semiconductor Equipment	Taiwan
Volvo AB Class B	3.0	Capital Goods	Sweden

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2014

The following graph shows the value, as of October 31, 2014, of a $10,000 investment made on November 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Focused International Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2004 through October 31, 2014.

Average Annual Total Return through October 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 1, 1992)
Excluding sales charges	-7.16%	6.07%	3.80%	4.75%
Including sales charges	-12.25%	4.88%	3.21%	4.48%

Class B (Commenced May 1, 1996)*
Excluding contingent deferred sales charges	-7.82%	5.33%	3.17%	3.10%
Including contingent deferred sales charges	-12.43%	4.98%	3.17%	3.10%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-7.83%	5.31%	3.03%	1.76%
Including contingent deferred sales charges	-8.75%	5.31%	3.03%	1.76%

Institutional (Commenced February 7, 1996)	-6.79%	6.51%	4.21%	4.26%

Service (Commenced March 6, 1996)	-7.28%	5.98%	3.69%	3.66%

Class IR (Commenced August 31, 2010)	-6.90%	N/A	N/A	7.87%

*	Effective at the close of business on November 14, 2014, Class B Shares of the Fund have converted to Class A Shares of the Fund. In addition, effective October 15, 2014, all redemptions of Class B Shares have not been subject to a contingent deferred sales charge. Average annual total returns for Class B Shares through October 31, 2014 have not been adjusted to reflect this change.

PORTFOLIO RESULTS

Goldman Sachs International Small Cap Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs International Small Cap Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of -0.48%, -1.18%, -1.19%, -0.06%, -0.57% and -0.23%, respectively. These returns compare to the -0.79% average annual total return of the Fund’s benchmark, the Standard and Poor’s (S&P) Developed Ex-U.S. Small Cap Index (Net, USD, Unhedged) (the “S&P Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated disappointing absolute returns but most of its share classes outperformed the S&P Index on a relative basis during the Reporting Period, attributable primarily to individual stock selection. Country allocation contributed positively as well, albeit more modestly. Sector allocation overall detracted slightly.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the S&P Index during the Reporting Period were Ashtead Group, Ingenico and Sierra Wireless.

Ashtead Group was the greatest positive contributor to the Fund’s relative performance during the Reporting Period. A new purchase for the Fund during the Reporting Period, Ashtead Group is a British construction equipment rental business focused on the non-residential sector but generates approximately 90% of its profits in the U.S. Ashtead Group used the industry downturn to refresh its equipment fleet, improve its balance sheet and build out detailed expansion plans. With early indications that the U.S. non-residential cycle may have turned, its business benefited from its earlier efforts. Indeed, the company’s recent results show encouraging progress both on the top and bottom lines. Already number two in the U.S. market, we believe the business’ top line benefited from three trends. First, a strong recovery in U.S. construction spending. Second, contractors increasingly choosing to rent rather than buy equipment. Third, the company successfully executing on its ambition to double its market share. Combined with strict cost controls, its top line growth also drove substantial improvements in absolute profits, margins and returns on capital.

French-based Ingenico was also a strong contributor to the Fund’s relative results. The company is a member of the duopoly that dominates the point-of-sale terminal market (i.e. terminals that take card payments in physical stores). We believe its hardware business is positioned favorably, as it has barriers beyond pure technology leadership and is raising barriers further by investing in associated areas. Its stock performed well, as the company continued to eliminate concerns about new mobile payments entrants and continued to invest in the faster growing online payments space.

Sierra Wireless is the world’s largest provider of communications modules that allow devices to communicate over wireless networks. We believe Sierra Wireless is well positioned to benefit from the increasing momentum behind the Internet of Things and should be able, in our view, to defend its strong market position. Following a span of underperformance, the stock rebounded strongly. (The Internet of Things is the interconnection of unique identifiable embedded computing devices within the existing Internet infrastructure.)

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from Fund performance relative to the S&P Index during the Reporting Period were GFK, Nokian Renkaat and Cairn Energy.

PORTFOLIO RESULTS

Headquartered in Germany, GFK is the world’s fourth largest market research company, albeit with a revenue base biased toward Europe. Improved strategic positioning and efforts to streamline its business by implementing what it calls its “One GFK” strategy were hindered during the Reporting Period by a challenging macro environment and a requirement to continue to invest in global digital product offerings. This resulted in downgraded earnings expectations, which, in turn, weighed on GFK’s share price during the Reporting Period.

Nokian Renkaat also detracted from the Fund’s relative performance during the Reporting Period, as the market reacted negatively to the Finnish tire manufacturer’s exposure to Russia given recent geopolitical tensions in the area. Approximately 35% of Nokian Renkaat’s sales can be attributed to Russia and approximately 80% of its production. The company also performed poorly in the final quarter of 2013 and the first quarter of 2014, attributable largely to paying an additional tax charge relating to 2007 earnings and to a weak Russian car market. Given the significant exposure the company has to the region, we sold out of the Fund’s position in Nokian Renkaat based primarily on escalating sanctions imposed on Russia.

Cairn Energy is a U.K.-based oil and gas exploration and development company. Cairn Energy has what we consider to be an interesting series of exploration wells to be drilled in 2014 as well as interest in two North Sea production facilities expected to come on stream in the next two years. The company also holds an approximately 10% stake in Cairn India that was worth approximately $1 billion at market price at the end of the Reporting Period. However, the Indian Income Tax Department instructed Cairn Energy not to sell this stake in Cairn India, as it is investigating to see if Cairn Energy is liable for any retrospective capital gains tax on transfer of assets in 2006-2007. The company stated it intends to respond to the notice and refute the claim, but the announcement of the notice nevertheless materially impacted its share price during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the S&P Index were information technology, financials and health care, due primarily to effective stock selection in each. Having an overweighted allocation to health care, which outpaced the S&P Index during the Reporting Period, added value as well.

The biggest detractors from the Fund’s results during the Reporting Period were telecommunication services, utilities and materials, where stock selection overall hurt relative performance.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the S&P Index. This effect may be even more pronounced in countries that represent only a modest proportion of the S&P Index.

That said, the Fund’s stock selection in the U.K., Australia and China contributed most positively to the Fund’s performance during the Reporting Period. Conversely, the countries that detracted most from the Fund’s performance during the Reporting Period were Germany, South Korea and Switzerland, where stock selection in each proved disappointing.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures on an opportunistic basis to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Ashtead Group, already mentioned, we established Fund positions in Klepierre and Hays during the Reporting Period.

We initiated a Fund position in Klepierre, a continental Europe shopping center owner. At the end of 2013, it announced a transformational deal, wherein it disposed of more than 120 small shopping galleries to a joint venture led by Carrefour. This deal closed at the end of the first quarter of 2014. In our view, this deal was a major step in a planned strategic portfolio shift that Klepierre had started in 2012 toward fewer and larger centers. However, the stock price reaction was fairly muted, which we think is attributable to a strong price performance leading up to the third quarter of 2013. The company reported strong results in the first quarter of 2014, and the market acknowledged the magnitude of change in its portfolio because of the Carrefour deal. This, coupled with lower interest rates in continental Europe with the prospect of the central bank monetary easing, led to strong performance in the second quarter of 2014. We

PORTFOLIO RESULTS

believe further upside could be supported by the likelihood of a low interest rate environment and continued internal improvements at the company.

We established a Fund position in U.K.-listed Hays, a global staffing company, during the Reporting Period. We believe the company has a favorable set of end-markets in the U.K., where growth has been strong; in Europe, where structural penetration should help the company grow for several years; and in Australia, which could see a recovery in the next 24 to 36 months from currently low activity levels. We believe Hays also has a market-leading information technology advantage. For example, it pairs with LinkedIn to identify candidates whose online behavior suggests they may be looking to move jobs.

In addition to the sale of Nokian Renkaat, mentioned earlier, we eliminated the Fund’s positions in Derwent London and Flughafen Zurich during the Reporting Period.

We eliminated the Fund’s position in Derwent London, a company that owns, operates and develops offices in central London. In our view, Derwent London is a high quality company with a strong track record. However, in our view, its valuation was getting stretched, with the stock trading at a premium. While rents in London rose rapidly during the Reporting Period, we believe we may be getting close to the top of the cycle, as rents at the end of the Reporting Period were in range of the previous cycle peak.

We sold the Fund’s position in Flughafen Zurich, the largest international airport in Switzerland, as a result of our concerns around Swiss Airways’ capacity plans, which are not expected to grow at the Zurich airport for the next 12 months or so. Furthermore, we had increasing doubts about the company’s plans to grow retail spending per passenger or to move forward on a real estate project called The Circle.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or industry bets. We seek to outpace the S&P Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to materials and health care increased relative to the S&P Index during the Reporting Period, while its relative exposure to information technology, consumer discretionary and industrials decreased. From a country perspective, the Fund’s exposure to Italy, Belgium and Sweden increased relative to the S&P Index during the Reporting Period, while its relative exposure to the U.K., Germany and the Netherlands decreased.

Q	How was the Fund positioned relative to the S&P Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K., China, Belgium and Italy and less exposure to Switzerland, Germany, Spain, the Netherlands and Hong Kong relative to the S&P Index. At the end of the Reporting Period, the Fund held neutral positions relative to the S&P Index in several countries, most notably Canada, and had no position at all in several other countries, most notably Thailand and Finland.

From a sector allocation perspective, the Fund had overweighted positions relative to the S&P Index in materials, health care and information technology at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the S&P Index in financials, industrials, consumer discretionary and consumer staples and was rather neutrally weighted relative to the S&P Index in energy, utilities and telecommunication services.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

International Small Cap Fund

as of October 31, 2014

PERFORMANCE REVIEW
November 1, 2013–October 31, 2014	Fund Total Return (based on NAV)[1]	S&P Developed Ex-U.S. Small Cap Index (Net, USD, Unhedged)[2]
Class A	-0.48%	-0.79%
Class B	-1.18	-0.79
Class C	-1.19	-0.79
Institutional	-0.06	-0.79
Service	-0.57	-0.79
Class IR	-0.23	-0.79

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Developed Ex-U.S. Small Cap Index (Net, USD, Unhedged) is the small capitalization stock component of the S&P Developed Broad Market Index (BMI). The BMI is a float-weighted index that spans 32 countries (inclusive of the US) and includes the listed shares of all companies with an available market capitalization (float) of at least $100 million at the annual rebalance. The Small Cap Ex-U.S. is defined as those stocks falling in the bottom 15% of the cumulative available capital in each country. MSCI Barra reflects returns net of withholding taxes applied to foreign investors, calculated daily based on tax rates that would be applied to a Luxembourg-based investor. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.57%	9.26%	5.95%	5.65%	5/01/98
Class B	-2.65	9.42	5.93	5.73	5/01/98
Class C	1.32	9.71	5.77	5.33	5/01/98
Institutional	3.59	11.00	7.02	6.55	5/01/98
Service	2.99	10.41	6.46	6.00	5/01/98
Class IR	3.37	N/A	N/A	12.68	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.38%	1.88%
Class B	2.13	2.63
Class C	2.13	2.63
Institutional	0.98	1.46
Service	1.48	1.98
Class IR	1.13	1.62

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least June 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/14[5]
Holding	% of Net Assets	Line of Business	Country
Klepierre	1.4%	Real Estate	France
Ingenico	1.4	Technology Hardware & Equipment	France
Inchcape PLC	1.2	Retailing	United Kingdom
St. James’s Place PLC	1.2	Insurance	United Kingdom
Ashtead Group PLC	1.1	Capital Goods	United Kingdom
Hays PLC	1.1	Commercial & Professional Services	United Kingdom
Cie d’Entreprises CFE	1.1	Capital Goods	Belgium
Melrose Industries PLC	1.1	Capital Goods	United Kingdom
Persimmon PLC	1.1	Consumer Durables & Apparel	United Kingdom
MARR SpA	1.1	Food & Staples Retailing	Italy

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Performance Summary

October 31, 2014

The following graph shows the value, as of October 31, 2014, of a $10,000 investment made on November 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P Developed Ex-U.S. Small Cap Index (Net, USD, Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Small Cap Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2004 through October 31, 2014.

Average Annual Total Return through October 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1998)
Excluding sales charges	-0.48%	11.03%	6.32%	5.93%
Including sales charges	-5.95%	9.79%	5.72%	5.57%

Class B (Commenced May 1, 1998)*
Excluding contingent deferred sales charges	-1.18%	10.23%	5.69%	5.65%
Including contingent deferred sales charges	-6.12%	9.94%	5.69%	5.65%

Class C (Commenced May 1, 1998)
Excluding contingent deferred sales charges	-1.19%	10.21%	5.54%	5.25%
Including contingent deferred sales charges	-2.18%	10.21%	5.54%	5.25%

Institutional (Commenced May 1, 1998)	-0.06%	11.52%	6.78%	6.46%

Service (Commenced May 1, 1998)	-0.57%	10.91%	6.23%	5.92%

Class IR (Commenced August 31, 2010)	-0.23%	N/A	N/A	12.20%

*	Effective at the close of business on November 14, 2014, Class B Shares of the Fund have converted to Class A Shares of the Fund. In addition, effective October 15, 2014, all redemptions of Class B Shares have not been subject to a contingent deferred sales charge. Average annual total returns for Class B Shares through October 31, 2014 have not been adjusted to reflect this change.

PORTFOLIO RESULTS

Goldman Sachs Strategic International Equity Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -1.41%, -2.15%, -2.10%, -1.05%, -1.14% and -1.58%, respectively. These returns compare to the -0.60% average annual total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance relative to the MSCI EAFE Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Adidas, Nomura Real Estate and Tullow Oil.

Adidas, a sports footwear, apparel and equipment manufacturer, detracted most from the Fund’s relative returns during the Reporting Period. The company cut its net income target for 2014, indicating that conditions in Russia and challenges in the U.S. golf market were creating potential risks. Adidas announced it would curtail its planned store rollout in Russia given the challenges continuing sanctions may have on the country. We believe these announcements discredited our original investment thesis that Adidas’ margins were set to see improvement, and thus we decided to sell out of the Fund’s position in the company.

Nomura Real Estate, a Japanese real estate holding company, detracted from the Fund’s relative returns during the Reporting Period. The company underperformed the MSCI EAFE Index in spite of better than consensus fiscal second quarter 2014 results and upward revision of its fiscal year forecasts. Nomura Real Estate had benefited from a spike in demand of condo contracts before Japan’s consumption tax increase took effect. However, its shares declined after investors began to have concerns about a possible decline in demand for condos after the consumption tax hike. We decided to exit the Fund’s position in Nomura Real Estate in favor of higher conviction opportunities.

Oil and gas exploration and production company Tullow Oil detracted from the Fund’s relative performance. Its shares declined due to falling oil prices. However, at the end of the Reporting Period, we remained positive on Tullow Oil, as we believe it possesses a good reputation for gas exploration and looks, in our view, to be a possible takeover candidate in the future.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were Shire, Scania and Novo-Nordisk.

U.K.-based biopharmaceuticals company Shire was the top positive contributor to the Fund’s relative results during the Reporting Period. Its shares rose after the company announced better than expected third quarter 2013 results and raised its 2013 guidance. At the end of the Reporting Period, we believed Shire had a strong product pipeline that should continue to provide attractive long-term growth opportunities and was trading at an attractive valuation relative to its peers. While our view ahead on Shire remained positive at the end of the Reporting Period, we sold the Fund’s position in an effort to reduce exposure to European names. We decided to take profits and invest in other high conviction ideas.

PORTFOLIO RESULTS

Sweden-based truck manufacturer Scania was another top contributor to the Fund’s relative results during the Reporting Period. Its shares rose after Volkswagen announced it would make an offer for the remaining outstanding shares of Scania that it does not already own. We decided to sell out of the Fund’s position in Scania in favor of higher conviction opportunities.

Denmark-based pharmaceutical company Novo-Nordisk was a strong contributor during the Reporting Period. The company delivered a good set of fiscal year 2013 results in February 2014, and a number of concerns that had impacted its performance during 2013 began to diminish. Namely, one of its key competitors was not able to show superiority to Novo-Nordisk’s Type 2 diabetes drug. Further, the impact of losing a supply contract with Express Script seemed to be less severe than initially anticipated, as a number of patients already on Novo-Nordisk’s drugs were grandfathered in and allowed to continue usage. Lastly, Novo-Nordisk’s pipeline was starting to attract attention, as its oral insulin drug completed Phase 1 trials and progressed into Phase 2. The company has a dominant presence in the U.S. and Europe and was growing its revenues in the emerging markets. At the end of the Reporting Period, we believed the company was well positioned to perform well over the longer term given the sustainability of growth in its diabetes franchise and its innovative product pipeline.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The biggest detractors from the Fund’s results during the Reporting Period were financials, utilities and energy, where weak stock selection in each hurt most.

The sectors that contributed most to the Fund’s performance relative to the MSCI EAFE Index were health care, industrials and consumer discretionary. Stock selection in all three sectors proved effective during the Reporting Period.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, the countries that detracted most from the Fund’s relative performance were the U.K., Finland and Switzerland, wherein stock selection overall in each proved disappointing. Conversely, effective individual stock selection in France and Denmark contributed most positively to the Fund’s results relative to the MSCI EAFE Index. Having exposure to India, which is not a component of the MSCI EAFE Index and which significantly outperformed the MSCI EAFE Index, also boosted the Fund’s relative results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures on an opportunistic basis to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we purchased Fund positions in Italian bank Intesa Sanpaolo, Japanese banking company Mitsubishi UFJ Financial Group and the Netherlands’ independent oil and gas company Royal Dutch Shell.

We established a Fund position in Intesa Sanpaolo, widely recognized as the leading bank in Italy. Since the recent asset quality review/stress test on European banks implemented by the European Central Bank, the holding contributed positively to the Fund’s results. At the time of purchase, the bank had a 10 billion euro buffer while still being able to generate enough return on equity to pay a high dividend. In our view, Intesa Sanpaolo offered an attractive risk/reward profile at its price at the time of purchase, with upside potential should the Eurozone continue its economic recovery and reduced downside risk given the current high profitability of the bank.

We purchased a Fund position in Mitsubishi UFJ Financial Group during the Reporting Period. In our view, what we considered to be the company’s earnings momentum and attractive valuation provided an opportunistic entry point. Furthermore, we believe the company is well positioned to protect its net profit better than its competitors, as it is supported by overseas companies linked on its balance sheet, such as Morgan Stanley and Bank of Ayudhya.

We initiated a Fund position in Royal Dutch Shell because, in our view, the company was trading at an attractive valuation moving into a key phase of its investment cycle. We believe Royal Dutch Shell is well positioned to drive potential earnings growth through improved operational performance, cost reduction and improved capital allocation. Furthermore,

PORTFOLIO RESULTS

its management appears to us to be committed to returning cash to shareholders through dividends and buybacks, which should reinforce positive shareholder sentiment, in our view.

In addition to the sales already mentioned, we sold out of the Fund’s positions in HSBC, BNP Paribas and Sumitomo Mitsui Financial Group during the Reporting Period. We sold the Fund’s position in U.K.-based HSBC, as regulatory pressures were a drag on the bank’s capital. After meeting with the chief financial officer and head of commercial banking of HSBC, who highlighted the increasing regulatory burden banks are currently facing, we believed such pressures would result in HSBC having to retain more capital, making it difficult for the bank to generate an attractive return on equity.

We eliminated the Fund’s position in BNP Paribas when it was announced that the French bank was under investigation by U.S. authorities for dealings with countries under U.S. sanctions. The $9 billion settlement as well as the dollar- clearing suspension represented, in our view, significant setbacks for BNP Paribas in the build-up of its capital position and the normalization of its business.

Japanese bank group Sumitomo Mitsui Financial Group detracted from the Fund’s relative performance during the Reporting Period. Its stock underperformed the MSCI EAFE Index after it announced its quarterly net income, which declined substantially compared to last fiscal year due to lower bond trading gains. The loan-deposit spread in its banking unit also narrowed. We decided to sell the Fund’s position in Sumitomo Mitsui Financial Group.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, utilities and industrials increased relative to the MSCI EAFE Index during the Reporting Period, while its relative exposure to materials, telecommunication services, health care and consumer discretionary decreased. From a country perspective, the Fund’s exposure to Japan, Switzerland, Sweden, Spain, Italy and Ireland increased relative to the MSCI EAFE Index during the Reporting Period, while its relative exposure to the U.K., France and Russia decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, Edward Perkin, managing director and chief investment officer (“CIO”) of International and Emerging Markets Equity and a lead portfolio manager of the Fund, left the firm. Suneil Mahindru, current lead portfolio manager for the firm’s Global Equity Partners strategy, became the CIO of International Equity and was named a lead portfolio manager on the Fund with Alexis Deladerriere.

Q	How was the Fund positioned relative to the MSCI EAFE Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to Belgium, South Korea, Ireland, Switzerland, Sweden, Taiwan and Russia relative to the MSCI EAFE Index and less exposure to the U.K., Australia, Germany and the Netherlands relative to the MSCI EAFE Index. At the end of the Reporting Period, the Fund held neutral positions relative to the MSCI EAFE Index in several countries and had no position at all in several other countries, most notably Hong Kong, Finland and Norway.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI EAFE Index in consumer staples and information technology at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI EAFE Index in consumer discretionary, financials, industrials, health care, telecommunication services and utilities and rather neutral positions relative to the MSCI EAFE Index in energy and materials.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Strategic International Equity Fund

as of October 31, 2014

PERFORMANCE REVIEW
November 1, 2013–October 31, 2014	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (Net, USD, Unhedged)[2]
Class A	-1.41%	-0.60%
Class B	-2.15	-0.60
Class C	-2.10	-0.60
Institutional	-1.05	-0.60
Class IR	-1.14	-0.60
Class R	-1.58	-0.60

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EAFE Index (Net, USD, Unhedged) is a market capitalization-weighted composite of securities in 22 developed markets. The Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/14	One Year	Five Years	Since Inception	Inception Date
Class A	-2.57%	5.36%	-1.16%	6/25/07
Class B	-2.69	5.40	-1.16	6/25/07
Class C	1.31	5.76	-1.14	6/25/07
Institutional	3.51	6.96	-0.01	6/25/07
Class IR	3.39	6.91	-1.18	11/30/07
Class R	2.84	6.29	-1.74	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.33%	1.88%
Class B	2.08	2.63
Class C	2.08	2.63
Institutional	0.93	1.48
Class IR	1.08	1.63
Class R	1.58	2.12

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/14[5]
Holding	% of Net Assets	Line of Business	Country
iShares MSCI Japan Fund	6.0%	Exchange Traded Fund	United States
Novartis AG (Registered)	3.9	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Vodafone Group PLC	2.7	Telecommunication Services	United Kingdom
Anheuser-Busch InBev NV	2.5	Food, Beverage & Tobacco	Belgium
Mitsubishi UFJ Financial Group, Inc.	2.4	Banks	Japan
Intesa Sanpaolo SpA	2.4	Banks	Italy
Bayer AG (Registered)	2.4	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Total SA	2.4	Energy	France
Novo Nordisk A/S Class B	2.3	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Credit Suisse Group AG (Registered)	2.2	Diversified Financials	Switzerland

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2014

The following graph shows the value, as of October 31, 2014, of a $10,000 investment made on June 25, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic International Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 25, 2007 through October 31, 2014.

Average Annual Total Return through October 31, 2014	One Year	Five Years	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	-1.41%	6.88%	-0.56%
Including sales charges	-6.81%	5.69%	-1.32%

Class B (Commenced June 25, 2007)*
Excluding contingent deferred charges	-2.15%	6.08%	-1.32%
Including contingent deferred charges	-7.04%	5.75%	-1.32%

Class C (Commenced June 25, 2007)
Excluding contingent deferred charges	-2.10%	6.09%	-1.30%
Including contingent deferred charges	-3.08%	6.09%	-1.30%

Institutional (Commenced June 25, 2007)	-1.05%	7.28%	-0.18%

Class IR (Commenced November 30, 2007)	-1.14%	7.24%	-1.34%

Class R (Commenced November 30, 2007)	-1.58%	6.62%	-1.89%

*	Effective at the close of business on November 14, 2014, Class B Shares of the Fund have converted to Class A Shares of the Fund. In addition, effective October 15, 2014, all redemptions of Class B Shares have not been subject to a contingent deferred sales charge. Average annual total returns for Class B Shares through October 31, 2014 have not been adjusted to reflect this change.

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2014

Shares	Description	Value

Common Stocks – 96.8%
Australia – 5.0%
1,765,614	Aurizon Holdings Ltd. (Transportation)	$7,323,264
482,616	Computershare Ltd. (Software & Services)	5,237,672

		12,560,936

Belgium – 1.9%
34,923	Solvay SA (Materials)	4,767,680

France – 6.6%
278,694	Rexel SA (Capital Goods)	4,684,579
120,620	Safran SA (Capital Goods)	7,639,291
46,725	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	4,239,831

		16,563,701

Germany – 5.2%
55,073	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	7,876,638
61,862	Beiersdorf AG (Household & Personal Products)	5,015,700

		12,892,338

Ireland – 3.6%
12,727,690	Bank of Ireland (Banks)*	5,032,148
918,022	C&C Group PLC (Food, Beverage & Tobacco)	4,088,590

		9,120,738

Italy – 6.1%
348,436	Banco Popolare SC (Banks)*	5,061,460
3,432,473	Intesa Sanpaolo SpA (Banks)	10,090,645

		15,152,105

Japan – 16.6%
264,700	Credit Saison Co. Ltd. (Diversified Financials)	5,587,911
555,600	Isuzu Motors Ltd. (Automobiles & Components)	7,249,125
380,000	Kubota Corp. (Capital Goods)	6,048,845
1,438,400	Mitsubishi UFJ Financial Group, Inc. (Banks)	8,384,743
78,100	Nidec Corp. (Capital Goods)	5,160,273
1,297,000	Sumitomo Osaka Cement Co. Ltd. (Materials)	4,054,438
707,700	Tokyu Fudosan Holdings Corp. (Real Estate)	5,029,845

		41,515,180

Netherlands – 4.9%
344,097	Royal Dutch Shell PLC Class A (Energy)	12,291,748

Common Stocks – (continued)
South Korea – 4.4%
130,639	Hana Financial Group, Inc. (Banks)	$4,524,010
132,503	Kia Motors Corp. (Automobiles & Components)	6,435,995

		10,960,005

Spain – 5.0%
856,384	Banco Popular Espanol SA (Banks)	4,919,250
1,059,545	Iberdrola SA (Utilities)	7,500,430

		12,419,680

Sweden – 5.9%
605,328	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	7,152,799
655,796	Volvo AB Class B (Capital Goods)	7,568,174

		14,720,973

Switzerland – 16.1%
292,816	Credit Suisse Group AG (Registered) (Diversified Financials)*	7,801,732
116,070	Julius Baer Group Ltd. (Diversified Financials)*	5,088,245
56,398	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	5,233,896
23,145	Syngenta AG (Registered) (Materials)	7,157,767
433,214	UBS AG (Registered) (Diversified Financials)*	7,532,787
141,377	Wolseley PLC (Capital Goods)	7,518,425

		40,332,852

Taiwan – 3.0%
533,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	7,612,817

United Kingdom – 12.5%
398,116	BG Group PLC (Energy)	6,635,014
1,310,386	Melrose Industries PLC (Capital Goods)	5,385,796
92,263	Reckitt Benckiser Group PLC (Household & Personal Products)	7,770,714
489,697	Tullow Oil PLC (Energy)	3,821,587
2,318,136	Vodafone Group PLC (Telecommunication Services)	7,708,860

		31,321,971

TOTAL COMMON STOCKS
(Cost $266,298,764)		$242,232,724

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Exchange Traded Fund – 2.3%
United States – 2.3%
483,733	iShares MSCI Japan Fund	$5,833,820
(Cost $5,889,219)

TOTAL INVESTMENTS – 99.1%
(Cost $272,187,983)		$248,066,544

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		2,353,973

NET ASSETS – 100.0%		$250,420,517

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments

October 31, 2014

Shares	Description	Value

Common Stocks – 94.4%
Australia – 5.9%
420,233	Aveo Group (Real Estate)	$765,989
97,356	Bank of Queensland Ltd. (Banks)	1,082,287
143,872	Boral Ltd. (Materials)	631,910
44,421	Caltex Australia Ltd. (Energy)	1,223,495
173,243	Computershare Ltd. (Software & Services)	1,880,149
419,591	Echo Entertainment Group Ltd. (Consumer Services)	1,408,861
96,130	GrainCorp Ltd. Class A (Food, Beverage & Tobacco)	743,518
286,791	Macquarie Atlas Roads Group (Transportation)	767,531
156,491	Navitas Ltd. (Consumer Services)	731,320
34,105	Seek Ltd. (Commercial & Professional Services)	500,487
22,201	Sirtex Medical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	509,802
140,173	Super Retail Group Ltd. (Retailing)	909,557
192,280	Veda Group Ltd. (Commercial & Professional Services)	387,805

		11,542,711

Belgium – 2.2%
23,309	Arseus NV (Health Care Equipment & Services)	929,852
55,363	bpost SA (Transportation)	1,370,565
19,511	Cie d’Entreprises CFE (Capital Goods)	2,110,017

		4,410,434

Canada – 8.3%
39,600	Aimia, Inc. (Media)	570,959
119,300	Alamos Gold, Inc. (Materials)	890,212
20,000	Algonquin Power & Utilities Corp. (Utilities)	163,258
11,100	Amaya Gaming Group, Inc. (Consumer Services)*	337,319
278,100	B2Gold Corp. (Materials)*	463,891
3,300	Boardwalk Real Estate Investment Trust (REIT)	209,059
19,300	Bonterra Energy Corp. (Energy)	867,691
19,696	Canadian Solar, Inc. (Semiconductors & Semiconductor Equipment)*	628,302
24,100	Canadian Western Bank (Banks)	807,218
6,000	CCL Industries, Inc. Class B (Materials)	606,575
76,500	Celestica, Inc. (Technology Hardware & Equipment)*	840,309
8,600	Cogeco Cable, Inc. (Media)	468,973
52,300	Element Financial Corp. (Diversified Financials)*	607,897
63,200	Enerflex Ltd. (Energy)	902,817
10,300	FirstService Corp. (Real Estate)	544,313
14,100	Home Capital Group, Inc. (Banks)	675,819
11,000	Laurentian Bank of Canada (Banks)	483,900
3,989	MacDonald Dettwiler & Associates Ltd. (Capital Goods)	304,170

Common Stocks – (continued)
Canada – (continued)
11,600	Maple Leaf Foods, Inc. (Food, Beverage & Tobacco)	$200,701
11,500	Methanex Corp. (Materials)	683,439
42,100	Mullen Group Ltd. (Energy)	818,056
29,700	Northland Power, Inc. (Utilities)	441,923
12,600	Parkland Fuel Corp. (Energy)	246,511
14,700	Progressive Waste Solutions Ltd. (Commercial & Professional Services)	429,372
10,800	ShawCor Ltd. (Energy)	475,773
13,300	Stantec, Inc. (Commercial & Professional Services)	842,689
107,500	Surge Energy, Inc. (Energy)	596,136
40,500	Veresen, Inc. (Energy)	635,682
18,500	WestJet Airlines Ltd. (Transportation)	524,280

		16,267,244

China – 2.4%
9,374	Ctrip.com International Ltd. ADR (Retailing)*	546,504
1,339,000	FIH Mobile Ltd. (Technology Hardware & Equipment)*	713,355
25,158	Hollysys Automation Technologies Ltd. (Technology Hardware & Equipment)*	617,126
1,945,000	PW Medtech Group Ltd. (Health Care Equipment & Services)*	1,228,060
216,500	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)	779,463
28,392	TAL Education Group ADR (Consumer Services)*	901,730

		4,786,238

Denmark – 0.3%
24,935	GN Store Nord A/S (Health Care Equipment & Services)	580,174

France – 7.5%
23,192	Cap Gemini SA (Software & Services)	1,525,944
109,868	Coface SA (Diversified Financials)*	1,369,978
14,578	Eramet (Materials)*	1,354,470
27,056	Ingenico (Technology Hardware & Equipment)	2,695,409
22,061	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,084,398
45,491	JCDecaux SA (Media)	1,509,884
64,081	Klepierre (REIT)	2,773,548
45,833	Nexity SA (Real Estate)	1,645,500
42,202	UBISOFT Entertainment (Software & Services)*	764,083

		14,723,214

Germany – 4.7%
42,021	Brenntag AG (Capital Goods)	2,038,926
12,778	GEA Group AG (Capital Goods)	589,419
39,588	Gerry Weber International AG (Consumer Durables & Apparel)	1,592,311

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
31,223	GfK SE (Media)	$1,292,671
77,270	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	752,820
20,785	Leoni AG (Automobiles & Components)	1,193,962
37,626	Salzgitter AG (Materials)	1,136,264
12,147	Symrise AG (Materials)	684,840

		9,281,213

Ireland – 1.0%
484,900	Beazley PLC (Insurance)	2,036,684

Italy – 3.2%
70,226	Buzzi Unicem SpA (Materials)	950,225
16,234	Ei Towers SpA (Technology Hardware & Equipment)*	813,746
129,539	MARR SpA (Food & Staples Retailing)	2,065,731
40,433	Moncler SpA (Consumer Durables & Apparel)	561,180
250,920	Unione di Banche Italiane SCpA (Banks)	1,970,599

		6,361,481

Japan – 19.6%
31,700	Asahi Intecc Co. Ltd. (Health Care Equipment & Services)	1,452,779
86,700	Asics Corp. (Consumer Durables & Apparel)	2,030,249
100,000	Broccoli Co. Ltd. (Media)	1,299,753
171,800	Daibiru Corp. (Real Estate)	1,935,241
161,000	Daicel Corp. (Materials)	1,855,922
19,400	Disco Corp. (Semiconductors & Semiconductor Equipment)	1,324,230
70,400	Eiken Chemical Co. Ltd. (Health Care Equipment & Services)	1,228,673
106,300	en-japan, Inc. (Commercial & Professional Services)	1,874,024
41,700	FP Corp. (Materials)	1,201,831
41,800	Fuji Seal International, Inc. (Materials)	1,260,003
52,000	HIS Co. Ltd. (Consumer Services)	1,350,854
98,600	J. Front Retailing Co. Ltd. (Retailing)	1,312,351
121,700	M3, Inc. (Health Care Equipment & Services)	2,030,987
63,200	Maeda Kosen Co. Ltd. (Capital Goods)	768,862
23,500	Message Co. Ltd. (Health Care Equipment & Services)	738,561
25,500	Mitsuba Corp. (Automobiles & Components)	405,870
346,000	Mitsui Chemicals, Inc. (Materials)	1,002,257
350,000	Mitsui Mining & Smelting Co. Ltd. (Materials)	928,402
78,000	Nachi-Fujikoshi Corp. (Capital Goods)	484,715
11,100	Obic Co. Ltd. (Software & Services)	396,259
56,200	Oyo Corp. (Commercial & Professional Services)	996,329

Common Stocks – (continued)
Japan – (continued)
166,100	Pocket Card Co. Ltd. (Diversified Financials)	$1,013,402
276,000	Sankyu, Inc. (Transportation)	1,276,021
218,000	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,188,208
397,000	Seiko Holdings Corp. (Consumer Durables & Apparel)	1,978,464
34,400	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	805,173
242,000	Takuma Co. Ltd. (Capital Goods)	1,545,072
143,000	The 77 Bank Ltd. (Banks)	798,341
531,000	The Nishi-Nippon City Bank Ltd. (Banks)	1,455,588
124,600	Tosei Corp. (Real Estate)	839,778
41,600	Tv Tokyo Holdings Corp. (Media)	838,725
95,000	Zeon Corp. (Materials)	879,350

		38,496,274

Luxembourg – 0.9%
526,454	Regus PLC (Commercial & Professional Services)	1,667,828

Netherlands – 0.8%
70,901	Delta Lloyd NV (Insurance)	1,616,065

New Zealand – 0.5%
143,031	Fletcher Building Ltd. (Materials)	970,888

Portugal – 0.6%
134,739	CTT-Correios de Portugal SA (Transportation)	1,248,795

Singapore – 0.8%
11,635,000	SIIC Environment Holdings Ltd. (Utilities)*	1,532,375

South Africa – 0.4%
40,468	Mondi PLC (Materials)	683,928

South Korea – 3.0%
2,541	CJ CheilJedang Corp. (Food, Beverage & Tobacco)	927,787
15,597	Grand Korea Leisure Co. Ltd. (Consumer Services)	558,518
54,341	Hanjin Kal Corp. (Transportation)*	1,346,980
11,924	Kolon Industries, Inc. (Materials)	608,066
19,355	KONA I Co. Ltd. (Technology Hardware & Equipment)	790,181
26,878	KT Skylife Co. Ltd. (Media)	488,732
53,541	LiHOM-CUCHEN Co. Ltd. (Consumer Durables & Apparel)*	581,452
13,469	OCI Materials Co. Ltd. (Materials)	641,252

		5,942,968

Spain – 1.5%
33,413	Enagas SA (Utilities)	1,121,332
38,054	Tecnicas Reunidas SA (Energy)	1,874,663

		2,995,995

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)

October 31, 2014

Shares	Description	Value

Common Stocks – (continued)
Sweden – 2.1%
68,400	Boliden AB (Materials)	$1,130,471
207,677	Com Hem Holding AB (Telecommunication Services)*	1,544,046
35,954	Indutrade AB (Capital Goods)	1,451,879

		4,126,396

Switzerland – 5.7%
10,307	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	1,227,514
22,468	Aryzta AG (Food, Beverage & Tobacco)*	1,916,557
376	Chocoladefabriken Lindt & Sprungli AG (Food, Beverage & Tobacco)	1,887,134
82,002	Gategroup Holding AG (Commercial & Professional Services)*	1,847,786
2,834	Geberit AG (Registered) (Capital Goods)	967,345
26,638	Implenia AG (Registered) (Capital Goods)*	1,436,197
44,444	Julius Baer Group Ltd. (Diversified Financials)*	1,948,324

		11,230,857

Taiwan – 0.9%
590,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	1,087,892
60,120	Eclat Textile Co. Ltd. (Consumer Durables & Apparel)	573,496

		1,661,388

United Kingdom – 21.7%
188,556	Alent PLC (Materials)	1,019,519
182,016	Ashmore Group PLC (Diversified Financials)	929,448
131,479	Ashtead Group PLC (Capital Goods)	2,202,831
42,297	Bellway PLC (Consumer Durables & Apparel)	1,186,478
213,374	Big Yellow Group PLC (REIT)	1,865,101
165,808	Bodycote PLC (Capital Goods)	1,659,521
155,842	BTG PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	1,883,782
367,311	Cairn Energy PLC (Energy)*	858,992
58,740	Close Brothers Group PLC (Diversified Financials)	1,378,457
91,998	Drax Group PLC (Utilities)	875,361
156,084	Greene King PLC (Consumer Services)	2,006,687
172,749	Halma PLC (Technology Hardware & Equipment)	1,723,677
1,110,247	Hays PLC (Commercial & Professional Services)	2,192,742
214,748	Inchcape PLC (Retailing)	2,392,360
360,055	Jupiter Fund Management PLC (Diversified Financials)	2,064,837

Common Stocks – (continued)
United Kingdom – (continued)
812,702	Londonmetric Property PLC (REIT)	$1,916,317
510,770	Melrose Industries PLC (Capital Goods)	2,099,307
88,997	Persimmon PLC (Consumer Durables & Apparel)*	2,090,111
166,547	Rexam PLC (Materials)	1,269,400
420,446	SIG PLC (Capital Goods)	985,762
233,231	Smart Metering Systems PLC (Technology Hardware & Equipment)	1,316,575
41,516	Spirax-Sarco Engineering PLC (Capital Goods)	1,897,013
234,626	Spire Healthcare Group PLC (Health Care Equipment & Services)*(a)	1,050,927
191,195	St. James’s Place PLC (Insurance)	2,286,175
292,510	The Unite Group PLC (Real Estate)	1,999,978
52,059	Victrex PLC (Materials)	1,414,123

		42,565,481

United States – 0.4%
44,800	Tahoe Resources, Inc. (Materials)*	776,313

TOTAL COMMON STOCKS
(Cost $186,252,727)		$185,504,944

Preferred Stock – 0.6%
Germany – 0.6%
11,019	Sartorius AG (Health Care Equipment & Services)	$1,202,543
(Cost $1,244,605)

Exchange Traded Funds – 1.4%
United States – 1.4%
20,913	iShares MSCI Israel Capped Fund	$1,022,437
28,723	iShares MSCI South Korea Capped Fund	1,684,029

TOTAL EXCHANGE TRADED FUNDS
(Cost $2,822,259)		$2,706,466

TOTAL INVESTMENTS – 96.4%
(Cost $190,319,591)		$189,413,953

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.6%		7,141,935

NET ASSETS – 100.0%		$196,555,888

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,050,927, which represents approximately 0.5% of net assets as of October 31, 2014.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

Currency Abbreviations:
CHF	—Swiss Franc
GBP	—British Pound
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
MSCI Singapore Index	8	November 2014	$460,185	$8,675

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Westpac Banking Corp.	USD/GBP	12/22/14	$12,246,572	$253,428

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
UBS AG	GBP/USD	12/22/14	$12,246,572	$(350,959)
Westpac Banking Corp.	CHF/USD	11/06/14	171,710	(3,062)
TOTAL				$(354,021)

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2014

Shares	Description	Value

Common Stocks – 89.3%
Australia – 4.9%
286,176	Aurizon Holdings Ltd. (Transportation)	$1,186,977
42,498	Australia & New Zealand Banking Group Ltd. (Banks)	1,257,540
109,006	Computershare Ltd. (Software & Services)	1,183,006

		3,627,523

Belgium – 3.5%
16,662	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	1,847,722
5,325	Solvay SA (Materials)	726,968

		2,574,690

China – 0.7%
116,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	512,396

Denmark – 2.3%
37,828	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,709,929

France – 8.6%
9,889	Air Liquide SA (Materials)	1,193,759
4,153	Air Liquide SA-Prime De Fidelite (Materials)*	501,333
25,879	Klepierre (REIT)	1,120,092
17,879	Safran SA (Capital Goods)	1,132,340
7,081	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	642,531
29,401	Total SA (Energy)	1,755,337

		6,345,392

Germany – 7.1%
7,966	Adidas AG (Consumer Durables & Apparel)	580,451
12,300	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,759,168
15,297	Beiersdorf AG (Household & Personal Products)	1,240,263
15,996	GEA Group AG (Capital Goods)	737,858
10,030	Leoni AG (Automobiles & Components)	576,158
7,202	Rocket Internet AG (Software & Services)*(a)	383,570

		5,277,468

India – 0.9%
46,398	Thermax Ltd. (Capital Goods)	675,491

Ireland – 2.7%
2,491,250	Bank of Ireland (Banks)*	984,966
14,301	Kerry Group PLC Class A (Food, Beverage & Tobacco)	971,155

		1,956,121

Common Stocks – (continued)
Italy – 3.3%
47,665	Banco Popolare SC (Banks)*	$692,392
603,435	Intesa Sanpaolo SpA (Banks)	1,773,954

		2,466,346

Japan – 15.3%
38,500	Credit Saison Co. Ltd. (Diversified Financials)	812,749
8,200	Disco Corp. (Semiconductors & Semiconductor Equipment)	559,726
36,000	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,228,286
12,000	KDDI Corp. (Telecommunication Services)	788,033
53,000	Kubota Corp. (Capital Goods)	843,655
305,100	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,778,493
23,200	Nidec Corp. (Capital Goods)	1,532,885
25,400	Pola Orbis Holdings, Inc. (Household & Personal Products)	1,043,118
143,000	Sumitomo Osaka Cement Co. Ltd. (Materials)	447,020
136,800	Tokyu Fudosan Holdings Corp. (Real Estate)	972,280
55,500	Unicharm Corp. (Household & Personal Products)	1,290,567

		11,296,812

Luxembourg – 0.8%
16,212	SES SA FDR (Media)	559,665

Netherlands – 3.2%
101,500	Aegon NV (Insurance)	827,271
43,416	Royal Dutch Shell PLC Class A (Energy)	1,550,895

		2,378,166

Russia – 1.2%
3,264	OJSC Magnit (Food & Staples Retailing)*	902,909

Singapore – 1.2%
61,105	DBS Group Holdings Ltd. (Banks)	879,021

South Korea – 2.3%
20,380	Hana Financial Group, Inc. (Banks)	705,757
21,076	Kia Motors Corp. (Automobiles & Components)	1,023,713

		1,729,470

Spain – 4.5%
99,402	Banco Bilbao Vizcaya Argentaria SA (Banks)	1,111,801
172,606	Banco Popular Espanol SA (Banks)	991,485
169,610	Iberdrola SA (Utilities)	1,200,655

		3,303,941

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Sweden – 4.7%
24,187	Hennes & Mauritz AB Class B (Retailing)	$965,049
30,947	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	693,414
94,058	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	1,111,427
58,386	Volvo AB Class B (Capital Goods)	673,800

		3,443,690

Switzerland – 12.4%
60,113	Credit Suisse Group AG (Registered) (Diversified Financials)*	1,601,639
20,938	Julius Baer Group Ltd. (Diversified Financials)*	917,874
30,904	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,867,980
3,651	Syngenta AG (Registered) (Materials)	1,129,100
88,820	UBS AG (Registered) (Diversified Financials)*	1,544,415
21,277	Wolseley PLC (Capital Goods)	1,131,510

		9,192,518

Taiwan – 1.3%
65,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	928,392

United Kingdom – 8.4%
75,808	BG Group PLC (Energy)	1,263,419
77,841	Drax Group PLC (Utilities)	740,657
177,696	ITV PLC (Media)	577,278
22,637	Rio Tinto PLC (Materials)	1,077,101
67,360	Tullow Oil PLC (Energy)	525,676
595,521	Vodafone Group PLC (Telecommunication Services)	1,980,379

		6,164,510

TOTAL COMMON STOCKS
(Cost $65,317,787)		$65,924,450

Exchange Traded Funds – 8.0%
United States – 8.0%
22,764	iShares MSCI EAFE Fund	$1,455,758
369,601	iShares MSCI Japan Fund	4,457,388

TOTAL EXCHANGE TRADED FUNDS
(Cost $5,823,242)		$5,913,146

TOTAL INVESTMENTS – 97.3%
(Cost $71,141,029)		$71,837,596

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%		2,029,404

NET ASSETS – 100.0%		$73,867,000

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $383,570, which represents approximately 0.5% of net assets as of October 31, 2014.

Investment Abbreviations:
FDR	—Fiduciary Depositary Receipt
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities

October 31, 2014

	Focused International Equity Fund	International Small Cap Fund	Strategic International Equity Fund
Assets:
Investments, at value (cost $272,187,983, $190,319,591 and $71,141,029)	$248,066,544	$189,413,953	$71,837,596
Cash	2,051,170	2,977,909	760,015
Foreign currencies, at value (cost $437,797, $85,947 and $102,518)	435,258	84,631	100,298
Receivables:
Dividends	385,134	263,158	97,394
Foreign tax reclaims	324,567	162,676	160,879
Reimbursement from investment adviser	57,998	56,380	34,260
Fund shares sold	57,613	3,725,397	7,381
Investments sold	—	495,563	1,059,330
Unrealized gain on forward foreign currency exchange contracts	—	253,428	—
Collateral on certain derivative contracts(a)	—	10,954	—
Variation margin on certain derivative contracts	—	9,114	—
Other assets	71,604	5,096	569
Total assets	251,449,888	197,458,259	74,057,722

Liabilities:
Payables:
Fund shares redeemed	694,922	267,113	20,436
Management fees	179,793	144,208	52,359
Distribution and Service fees and Transfer Agent fees	46,600	15,386	15,915
Foreign capital gains taxes	—	—	24,434
Unrealized loss on forward foreign currency exchange contracts	—	354,021	—
Accrued expenses	108,056	121,643	77,578
Total liabilities	1,029,371	902,371	190,722

Net Assets:
Paid-in capital	471,730,788	203,570,629	114,600,153
Undistributed net investment income	7,702,882	2,844,932	2,299,943
Accumulated net realized loss	(204,863,789)	(8,841,165)	(43,707,295)
Net unrealized gain (loss)	(24,149,364)	(1,018,508)	674,199
NET ASSETS	$250,420,517	$196,555,888	$73,867,000
Net Assets:
Class A	$58,367,686	$14,188,827	$22,383,703
Class B	266,348	230,333	1,347,876
Class C	18,246,641	3,183,134	4,873,098
Institutional	170,954,154	173,215,072	45,117,517
Service	332,340	1,052,149	—
Class IR	2,253,348	4,686,373	128,146
Class R	—	—	16,660
Total Net Assets	$250,420,517	$196,555,888	$73,867,000
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	3,156,165	753,046	1,655,866
Class B	14,676	12,472	112,039
Class C	1,062,117	176,013	400,412
Institutional	9,062,944	8,920,329	3,192,029
Service	17,895	56,590	—
Class IR	120,136	242,051	9,457
Class R	—	—	1,228
Net asset value, offering and redemption price per share:(b)
Class A	$18 .49	$18 .84	$13 .52
Class B	18 .15	18 .47	12 .03
Class C	17 .18	18 .08	12 .17
Institutional	18 .86	19 .42	14 .13
Service	18 .57	18 .59	—
Class IR	18 .76	19 .36	13 .55
Class R	—	—	13 .57

(a)	Represents segregated cash for the International Small Cap Fund relating to collateral on futures transactions.
(b)	Maximum public offering price per share for Class A Shares of the Focused International Equity, International Small Cap and Strategic International Equity Funds is $19.57, $19.94 and $14.31, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2014

	Focused International Equity Fund	International Small Cap Fund	Strategic International Equity Fund
Investment income:
Dividends (net of foreign taxes withheld of $761,529, $384,318 and $193,889)	$10,602,874	$4,978,684	$3,440,504

Expenses:
Management fees	2,584,295	2,249,102	649,800
Distribution and Service fees(a)	361,696	72,871	134,444
Transfer Agent fees(a)	235,097	114,588	77,906
Custody, accounting and administrative services	185,405	195,002	111,899
Professional fees	94,553	93,315	91,188
Registration fees	79,752	82,640	77,597
Printing and mailing costs	64,973	37,628	47,401
Trustee fees	23,168	23,463	22,616
Service share fees — Service Plan	893	2,651	—
Service share fees — Shareholder Administration Plan	893	2,651	—
Other	33,947	28,358	14,527
Total expenses	3,664,672	2,902,269	1,227,378
Less — expense reductions	(772,946)	(554,632)	(337,937)
Net expenses	2,891,726	2,347,637	889,441
NET INVESTMENT INCOME	7,711,148	2,631,047	2,551,063

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	9,963,453	18,686,760	6,127,776
Futures contracts	(523)	(138,499)	—
Foreign currency transactions	(7,890)	(41,678)	(22,293)
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $12,969 for the Strategic International Equity Fund)	(37,372,097)	(21,165,573)	(9,620,656)
Futures contracts	—	7,836	—
Forward foreign currency exchange contracts	—	(100,593)	—
Foreign currency translation	(50,027)	(18,672)	(19,232)
Net realized and unrealized loss	(27,467,084)	(2,770,419)	(3,534,405)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,755,936)	$(139,372)	$(983,342)

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Focused International Equity	$161,423	$4,371	$195,902	$—	$122,682	$830	$37,222	$68,103	$143	$6,117	$—
International Small Cap	39,079	3,390	30,402	—	29,700	644	5,777	72,615	424	5,428	—
Strategic International Equity	60,053	19,674	54,631	86	45,641	3,738	10,380	17,959	—	155	33

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Focused International Equity Fund
	For the Fiscal Year Ended October 31, 2014	For the Fiscal Year Ended October 31, 2013
From operations:
Net investment income	$7,711,148	$1,504,045
Net realized gain	9,955,040	27,455,110
Net change in unrealized gain (loss)	(37,422,124)	12,676,809
Net increase (decrease) in net assets resulting from operations	(19,755,936)	41,635,964

Distributions to shareholders:
From net investment income
Class A Shares	(228,497)	(1,458,280)
Class B Shares	—	(17,987)
Class C Shares	—	(358,173)
Institutional Shares	(930,005)	(2,144,339)
Service Shares	(940)	(8,887)
Class IR Shares	(14,137)	(12,406)
Class R Shares	—	—
Total distributions to shareholders	(1,173,579)	(4,000,072)

From share transactions:
Proceeds from sales of shares	132,262,656	50,132,344
Reinvestment of distributions	1,140,136	3,889,489
Cost of shares redeemed	(56,445,399)	(26,886,640)
Net increase in net assets resulting from share transactions	76,957,393	27,135,193
TOTAL INCREASE	56,027,878	64,771,085

Net assets:
Beginning of year	194,392,639	129,621,554
End of year	$250,420,517	$194,392,639
Undistributed net investment income	$7,702,882	$1,173,203

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

International Small Cap Fund		Strategic International Equity Fund
For the Fiscal Year Ended October 31, 2014	For the Fiscal Year Ended October 31, 2013	For the Fiscal Year Ended October 31, 2014	For the Fiscal Year Ended October 31, 2013

$2,631,047	$1,674,890	$2,551,063	$746,999
18,506,583	13,974,773	6,105,483	8,048,712
(21,277,002)	16,727,035	(9,639,888)	5,964,099
(139,372)	32,376,698	(983,342)	14,759,810

(252,522)	(82,903)	(181,701)	(373,449)
(3,621)	(1,373)	(1,078)	(41,315)
(29,832)	(5,492)	(8,305)	(70,264)
(3,353,326)	(1,022,695)	(464,488)	(545,277)
(16,362)	(9,020)	—	—
(18,633)	(5,265)	(623)	(1,935)
—	—	(111)	(121)
(3,674,296)	(1,126,748)	(656,306)	(1,032,361)

63,131,042	100,581,076	14,098,789	17,704,507
3,530,834	1,108,249	650,708	1,014,248
(56,636,871)	(24,175,346)	(12,450,865)	(13,212,250)
10,025,005	77,513,979	2,298,632	5,506,505
6,211,337	108,763,929	658,984	19,233,954

190,344,551	81,580,622	73,208,016	53,974,062
$196,555,888	$190,344,551	$73,867,000	$73,208,016
$2,844,932	$2,093,070	$2,299,943	$441,369

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Increase from regulatory settlements
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	$20.00	$0.55	(d)	$(1.99)	$(1.44)	$(0.07)	$—
2014 - B	19.70	0.42	(d)	(1.97)	(1.55)	—	—
2014 - C	18.65	0.36	(d)	(1.83)	(1.47)	—	—
2014 - Institutional	20.39	0.64	(d)	(2.02)	(1.38)	(0.15)	—
2014 - Service	20.08	0.52	(d)	(1.98)	(1.46)	(0.05)	—
2014 - IR	20.29	0.75	(d)	(2.14)	(1.39)	(0.14)	—
2013 - A	15.58	0.15		4.71	4.86	(0.44)	—
2013 - B	15.37	0.01		4.66	4.67	(0.34)	—
2013 - C	14.60	0.02		4.41	4.43	(0.38)	—
2013 - Institutional	15.92	0.23		4.79	5.02	(0.55)	—
2013 - Service	15.69	0.14		4.72	4.86	(0.47)	—
2013 - IR	15.87	0.16		4.82	4.98	(0.56)	—
2012 - A	14.74	0.28		0.93	1.21	(0.47)	0.10
2012 - B	14.48	0.16		0.94	1.10	(0.31)	0.10
2012 - C	13.82	0.16		0.87	1.03	(0.35)	0.10
2012 - Institutional	15.07	0.32		0.97	1.29	(0.54)	0.10
2012 - Service	14.85	0.26		0.94	1.20	(0.46)	0.10
2012 - IR	15.06	0.28		0.98	1.26	(0.55)	0.10
2011 - A	16.81	0.42	(f)	(2.22)	(1.80)	(0.27)	—
2011 - B	16.46	0.28	(f)	(2.15)	(1.87)	(0.11)	—
2011 - C	15.79	0.29	(f)	(2.09)	(1.80)	(0.17)	—
2011 - Institutional	17.18	0.50	(f)	(2.27)	(1.77)	(0.34)	—
2011 - Service	16.92	0.42	(f)	(2.24)	(1.82)	(0.25)	—
2011 - IR	17.22	0.63	(f)	(2.45)	(1.82)	(0.34)	—
2010 - A	15.22	0.10		1.79	1.89	(0.30)	—
2010 - B	14.90	(0.01)		1.74	1.73	(0.17)	—
2010 - C	14.35	(0.02)		1.69	1.67	(0.23)	—
2010 - Institutional	15.55	0.16		1.82	1.98	(0.35)	—
2010 - Service	15.32	0.08		1.80	1.88	(0.28)	—
2010 - IR (Commenced August 31, 2010)	15.13	0.02		2.07	2.09	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from a corporate action which amounted to $0.35 per share and 1.76% of average net assets.
(e)	Total returns reflect the impact of payments for regulatory settlements entitled to be received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional	Service	Class IR
For the Fiscal Year Ended October 31, 2012	8.66%	7.91%	7.81%	9.15%	8.57%	8.92%

(f)	Reflects income recognized from a corporate action which amounted to $0.26 per share and 1.55% of average net assets.
(g)	Annualized.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$18.49	(7.16)%	$58,368	1.33%		1.63%		2.78	%(d)	121%
18.15	(7.82)	266	2.09		2.37		2.15	(d)	121
17.18	(7.83)	18,247	2.08		2.38		1.97	(d)	121
18.86	(6.79)	170,954	0.93		1.23		3.17	(d)	121
18.57	(7.28)	332	1.43		1.73		2.62	(d)	121
18.76	(6.90)	2,253	1.07		1.38		3.73	(d)	121
20.00	31.94	61,224	1.46		1.69		0.89		189
19.70	30.93	578	2.21		2.43		0.07		189
18.65	30.97	17,910	2.20		2.44		0.15		189
20.39	32.50	112,707	1.06		1.29		1.29		189
20.08	31.86	364	1.56		1.79		0.80		189
20.29	32.36	1,609	1.20		1.44		0.89		189
15.58	9.36 (e)	52,564	1.48		1.72		1.95		144
15.37	8.61 (e)	815	2.23		2.47		1.13		144
14.60	8.55 (e)	14,039	2.23		2.47		1.14		144
15.92	9.84 (e)	61,874	1.08		1.31		2.11		144
15.69	9.26 (e)	299	1.58		1.82		1.77		144
15.87	9.61 (e)	30	1.23		1.46		1.87		144
14.74	(10.89)	118,977	1.53		1.67		2.55	(f)	135
14.48	(11.46)	1,225	2.28		2.42		1.70	(f)	135
13.82	(11.55)	15,883	2.28		2.42		1.86	(f)	135
15.07	(10.53)	28,105	1.13		1.27		2.94	(f)	135
14.85	(10.96)	300	1.63		1.77		2.51	(f)	135
15.06	(10.80)	3	1.28		1.42		3.87	(f)	135
16.81	12.48	162,231	1.54		1.61		0.66		182
16.46	11.69	1,944	2.29		2.36		(0.07)		182
15.79	11.72	20,031	2.29		2.36		(0.11)		182
17.18	12.95	36,693	1.14		1.21		1.05		182
16.92	12.37	354	1.64		1.71		0.54		182
17.22	13.81	1	1.29	(g)	1.36	(g)	0.08	(g)	182

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	$19.26	$0.19		$(0.28)	$(0.09)	$(0.33)
2014 - B	18.85	0.03		(0.25)	(0.22)	(0.16)
2014 - C	18.52	0.03		(0.25)	(0.22)	(0.22)
2014 - Institutional	19.82	0.27		(0.29)	(0.02)	(0.38)
2014 - Service	19.00	0.16		(0.27)	(0.11)	(0.30)
2014 - IR	19.77	0.23		(0.28)	(0.05)	(0.36)
2013 - A	15.18	0.16	(d)	4.04	4.20	(0.12)
2013 - B	14.90	0.03	(d)	3.97	4.00	(0.05)
2013 - C	14.65	0.04	(d)	3.88	3.92	(0.05)
2013 - Institutional	15.67	0.25	(d)	4.14	4.39	(0.24)
2013 - Service	15.04	0.14	(d)	3.99	4.13	(0.17)
2013 - IR	15.65	0.25	(d)	4.10	4.35	(0.23)
2012 - A	14.06	0.11		1.26	1.37	(0.25)
2012 - B	13.74	(0.01)		1.27	1.26	(0.10)
2012 - C	13.54	—	(e)	1.24	1.24	(0.13)
2012 - Institutional	14.53	0.17		1.29	1.46	(0.32)
2012 - Service	13.98	0.09		1.25	1.34	(0.28)
2012 - IR	14.50	0.14		1.30	1.44	(0.29)
2011 - A	14.62	0.08	(f)	(0.39)	(0.31)	(0.25)
2011 - B	14.29	(0.04	)(f)	(0.38)	(0.42)	(0.13)
2011 - C	14.10	(0.03	)(f)	(0.38)	(0.41)	(0.15)
2011 - Institutional	15.06	0.15	(f)	(0.38)	(0.23)	(0.30)
2011 - Service	14.53	0.06	(f)	(0.38)	(0.32)	(0.23)
2011 - IR	15.09	0.18	(f)	(0.47)	(0.29)	(0.30)
2010 - A	12.27	0.04	(g)	2.74	2.78	(0.43)
2010 - B	12.01	(0.06	)(g)	2.69	2.63	(0.35)
2010 - C	11.85	(0.05	)(g)	2.64	2.59	(0.34)
2010 - Institutional	12.62	0.10	(g)	2.81	2.91	(0.47)
2010 - Service	12.20	0.03	(g)	2.72	2.75	(0.42)
2010 - IR (Commenced August 31, 2010)	12.90	0.02	(g)	2.17	2.19	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.31% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.16% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.10% of average net assets.
(h)	Annualized.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$18.84	(0.48)%	$14,189	1.50%		1.77%		0.97%		100%
18.47	(1.18)	230	2.26		2.51		0.17		100
18.08	(1.19)	3,183	2.24		2.52		0.17		100
19.42	(0.06)	173,215	1.09		1.37		1.34		100
18.59	(0.57)	1,052	1.59		1.86		0.82		100
19.36	(0.23)	4,686	1.21		1.52		1.16		100
19.26	27.90	14,029	1.56		1.88		0.94	(d)	89
18.85	26.90	450	2.31		2.63		0.17	(d)	89
18.52	26.81	2,389	2.31		2.63		0.22	(d)	89
19.82	28.43	171,473	1.16		1.46		1.39	(d)	89
19.00	27.75	1,035	1.66		1.98		0.87	(d)	89
19.77	28.20	968	1.31		1.62		1.44	(d)	89
15.18	9.84	10,551	1.58		2.18		0.80		85
14.90	9.10	452	2.33		2.92		(0.05)		85
14.65	9.14	1,796	2.33		2.92		(0.01)		85
15.67	10.49	67,614	1.18		1.73		1.14		85
15.04	9.77	805	1.68		2.25		0.65		85
15.65	10.13	362	1.33		1.84		0.93		85
14.06	(1.97)	22,537	1.60		1.94		0.54	(f)	117
13.74	(2.71)	622	2.35		2.69		(0.25	)(f)	117
13.54	(2.68)	2,177	2.35		2.69		(0.23	)(f)	117
14.53	(1.59)	36,067	1.20		1.54		0.95	(f)	117
13.98	(2.05)	730	1.70		2.04		0.41	(f)	117
14.50	(1.72)	24	1.35		1.69		1.12	(f)	117
14.62	23.11	23,503	1.60		1.86		0.31	(g)	155
14.29	22.24	919	2.35		2.61		(0.45	)(g)	155
14.10	22.18	2,120	2.35		2.61		(0.43	)(g)	155
15.06	23.61	89,035	1.20		1.46		0.78	(g)	155
14.53	22.91	490	1.70		1.96		0.23	(g)	155
15.09	16.74	1	1.35	(h)	1.61	(h)	0.73	(g)(h)	155

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	$13.81	$0.45	(d)	$(0.63)	$(0.18)	$(0.11)
2014 - B	12.30	0.33	(d)	(0.59)	(0.26)	(0.01)
2014 - C	12.45	0.31	(d)	(0.57)	(0.26)	(0.02)
2014 - Institutional	14.44	0.52	(d)	(0.67)	(0.15)	(0.16)
2014 - IR	13.84	0.40	(d)	(0.56)	(0.16)	(0.13)
2014 - R	13.88	0.41	(d)	(0.63)	(0.22)	(0.09)
2013 - A	11.06	0.14		2.80	2.94	(0.19)
2013 - B	9.88	0.05		2.50	2.55	(0.13)
2013 - C	10.01	0.04		2.54	2.58	(0.14)
2013 - Institutional	11.58	0.19		2.93	3.12	(0.26)
2013 - IR	11.11	0.18		2.80	2.98	(0.25)
2013 - R	11.14	0.08		2.85	2.93	(0.19)
2012 - A	10.62	0.20		0.61	0.81	(0.37)
2012 - B	9.51	0.09		0.57	0.66	(0.29)
2012 - C	9.64	0.10		0.57	0.67	(0.30)
2012 - Institutional	11.11	0.19		0.71	0.90	(0.43)
2012 - IR	10.70	0.21		0.63	0.84	(0.43)
2012 - R	10.57	0.16		0.64	0.80	(0.23)
2011 - A	11.71	0.28	(e)	(1.25)	(0.97)	(0.12)
2011 - B	10.49	0.17	(e)	(1.12)	(0.95)	(0.03)
2011 - C	10.63	0.17	(e)	(1.12)	(0.95)	(0.04)
2011 - Institutional	12.24	0.25	(e)	(1.22)	(0.97)	(0.16)
2011 - IR	11.70	0.17	(e)	(1.06)	(0.89)	(0.11)
2011 - R	11.64	0.27	(e)	(1.26)	(0.99)	(0.08)
2010 - A	10.55	0.10		1.19	1.29	(0.13)
2010 - B	9.46	0.01		1.07	1.08	(0.05)
2010 - C	9.59	0.01		1.09	1.10	(0.06)
2010 - Institutional	11.02	0.10		1.28	1.38	(0.16)
2010 - IR	10.54	0.12		1.19	1.31	(0.15)
2010 - R	10.52	0.07		1.19	1.26	(0.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from a corporate action which amounted to $0.33 per share and 2.32% of average net assets.
(e)	Reflects income recognized from a corporate action which amounted to $0.14 per share and 1.22% of average net assets.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$13.52	(1.41)%	$22,384	1.33%	1.77%	3.21	%(d)	89%
12.03	(2.15)	1,348	2.08	2.51	2.65	(d)	89
12.17	(2.10)	4,873	2.08	2.52	2.44	(d)	89
14.13	(1.05)	45,118	0.93	1.37	3.55	(d)	89
13.55	(1.14)	128	1.07	1.52	2.86	(d)	89
13.57	(1.58)	17	1.58	2.02	2.92	(d)	89
13.81	27.11	23,850	1.47	1.87	1.16		102
12.30	26.15	2,518	2.22	2.62	0.41		102
12.45	26.06	5,700	2.22	2.62	0.37		102
14.44	27.63	41,058	1.07	1.47	1.51		102
13.84	27.37	65	1.22	1.62	1.49		102
13.88	26.72	17	1.72	2.11	0.61		102
11.06	8.17	21,854	1.45	1.95	1.91		119
9.88	7.41	3,203	2.20	2.70	1.00		119
10.01	7.35	5,147	2.20	2.70	1.01		119
11.58	8.58	23,684	1.05	1.51	1.68		119
11.11	8.42	79	1.20	1.68	2.01		119
11.14	7.87	7	1.70	2.19	1.49		119
10.62	(8.40)	41,862	1.45	1.78	2.36	(e)	139
9.51	(9.08)	4,344	2.20	2.53	1.57	(e)	139
9.64	(9.00)	6,643	2.20	2.53	1.63	(e)	139
11.11	(8.04)	6,416	1.05	1.38	2.02	(e)	139
10.70	(7.69)	56	1.20	1.53	1.56	(e)	139
10.57	(8.61)	7	1.70	2.03	2.30	(e)	139
11.71	12.34	60,561	1.45	1.71	0.89		121
10.49	11.44	6,814	2.20	2.46	0.12		121
10.63	11.48	8,845	2.20	2.46	0.13		121
12.24	12.69	21,434	1.05	1.31	0.90		121
11.70	12.55	7	1.20	1.46	1.13		121
11.64	12.06	28	1.70	1.96	0.67		121

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements

October 31, 2014

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Focused International Equity+ and International Small Cap	A, B, C, Institutional, Service and IR	Diversified
Strategic International Equity	A, B, C, Institutional, IR and R	Diversified

+	Formerly, Goldman Sachs Concentrated International Equity Fund. Effective at the close of business on February 28, 2014, the Fund changed its name to the Goldman Sachs Focused International Equity Fund.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

At a meeting held on August 13-14, 2014, the Board of Trustees of the Trust approved the early conversion of each Fund’s Class B Shares into Class A Shares.

Accordingly, effective at the close of business on November 14, 2014 (the “Conversion Date”), Class B Shares of each Fund have converted to Class A Shares of the Fund, including Class B Shares that were scheduled to convert at a later date. No CDSCs were assessed in connection with this early conversion. In addition, effective October 15, 2014, redemptions of a Fund’s Class B Shares before the Conversion Date were not subject to a CDSC.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using counterparty prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2014:

FOCUSED INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$60,088,002	$—
Australia and Oceania	—	12,560,936	—
Europe	—	169,583,786	—
North America	5,833,820	—	—
Total	$5,833,820	$242,232,724	$—

INTERNATIONAL SMALL CAP

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$683,928	$—
Asia	2,065,360	50,353,883	—
Australia and Oceania	—	12,513,599	—
Europe	—	104,047,160	—
North America	19,750,023	—	—
Total	$21,815,383	$167,598,570	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$253,428	$—
Futures Contracts	8,675	—	—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(354,021)	$—

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$16,924,491	$—
Australia and Oceania	—	3,627,523	—
Europe	—	45,372,436	—
North America	5,913,146	—	—
Total	$5,913,146	$65,924,450	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain/(loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2014. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure:

INTERNATIONAL SMALL CAP
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$253,428		Payable for unrealized loss on forward foreign currency exchange contracts	$(354,021)
Equity	Variation margin on certain derivative contracts	8,675	(a)	—	—
Total		$262,103			$(354,021)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

FOCUSED INTERNATIONAL EQUITY
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$ (523)	$—	1

INTERNATIONAL SMALL CAP
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$—	$(100,593)	1
Equity	Net realized gain (loss) from contracts/Net change in unrealized gain (loss) on futures contracts	(138,499)	7,836	72
Total		$(138,499)	$(92,757)	73

(a)	Average number of contracts is based on the average of month end balances for the year ended December 31, 2014.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2014, contractual and effective net management fees with GSAMI were at the following rates:

	Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
Focused International Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.86	%*
International Small Cap	1.10	1.10	0.99	0.94	0.92	1.10	1.02	*
Strategic International Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

*	GSAMI agreed to waive a portion of its management fee in order to achieve effective net management fee rates of 0.85% and 0.90% for the Focused International Equity and International Small Cap Funds, respectively, through at least February 28, 2015 and June 30, 2015, respectively. Prior to such date GSAMI may not terminate the arrangement without the approval of the Trustees. Prior to January 1, 2014, the effective net management fee rate for the Focused International Equity Fund was 0.94%. Prior to July 1, 2014, the effective net management fee rate for the International Small Cap Fund was 1.08%.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2014

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended October 31, 2014, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge*
Fund	Class A	Class C
Focused International Equity	$9,597	$532
International Small Cap	3,218	—
Strategic International Equity	2,638	—

*	Goldman Sachs did not retain any contingent deferred sales charges for Class B Shares.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Focused International Equity, International Small Cap and Strategic International Equity Funds are 0.014%, 0.034% and 0.014%, respectively. Prior to January 1, 2014, the Other Expense limitation was 0.064% and 0.164% for the Focused International Equity and Strategic International Equity Funds, respectively. These Other Expense limitations will remain in place through at least February 28, 2015, and prior to such date GSAMI may not terminate the arrangements without the approval of the Trustees. The

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAMI has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Focused International Equity	$356,180	$3,679	$413,087	$772,946
International Small Cap	164,353	5,689	384,590	554,632
Strategic International Equity	—	765	337,172	337,937

G.  Line of Credit Facility — As of October 31, 2014, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2014, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2014. Goldman Sachs earned $958 and $272 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Focused International Equity and International Small Cap Funds, respectively.

As of October 31, 2014, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of 36% or more of the total outstanding shares of the International Small Cap Fund.

As of October 31, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 7% and 53% of the Class IR and Class R Shares of the Strategic International Equity Fund, respectively.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2014, were as follows:

Fund	Purchases	Sales and Maturities
Focused International Equity	$391,376,347	$304,966,117
International Small Cap	205,503,576	199,524,095
Strategic International Equity	69,751,900	66,728,055

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2014

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows:

	Focused International Equity	International Small Cap	Strategic International Equity
Distributions paid from:
Ordinary income	$1,173,579	$3,674,296	$656,306

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows:

	Focused International Equity	International Small Cap	Strategic International Equity
Distributions paid from:
Ordinary income	$4,000,072	$1,126,748	$1,032,361

As of October 31, 2014, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Focused International Equity	International Small Cap	Strategic International Equity
Undistributed ordinary income — net	$7,702,882	$3,291,670	$2,305,498
Capital loss carryforwards:
Expiring 2016(1)	$(89,358,426)	$—	$(15,319,008)
Expiring 2017(1)	(106,107,378)	(8,401,592)	(28,233,535)
Expiring 2019(1)	(9,250,431)	—	—
Perpetual Long-term	—	—	—
Perpetual Short-term	—	—	—
Total capital loss carryforwards	$(204,716,235)	$(8,401,592)	$(43,552,543)
Unrealized gains (losses) — net	(24,296,918)	(1,904,819)	513,892
Total accumulated losses — net	$(221,310,271)	$(7,014,741)	$(40,733,153)

(1)	Expiration occurs on October 31 of the year indicated. The Focused International Equity, International Small Cap and Strategic International Equity Funds utilized $9,967,545, $17,073,283 and $5,967,340, respectively, of capital losses in the current fiscal year.

As of October 31, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Focused International Equity	International Small Cap	Strategic International Equity
Tax cost	$272,335,537	$191,306,495	$71,295,781
Gross unrealized gain	4,200,757	11,037,608	5,547,390
Gross unrealized loss	(28,469,750)	(12,930,150)	(5,005,575)
Net unrealized security gain (loss)	$(24,268,993)	$(1,892,542)	$541,815
Net unrealized loss on other investments	(27,925)	(12,277)	(27,923)
Net unrealized gain (loss)	$(24,296,918)	$(1,904,819)	$513,892

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of passive foreign investment company investments.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

7. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from differences in the tax treatment of foreign currency transactions, passive foreign investment company investments and underlying fund investments.

Fund	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Focused International Equity	$7,890	$(7,890)
International Small Cap	(1,795,111)	1,795,111
Strategic International Equity	36,183	(36,183)

GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Issuer Concentration Risk — The Focused International Equity Fund intends to invest in a relatively small number of issuers. As a result, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2014

8. OTHER RISKS (continued)

These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

With the exception of the conversion of Class B Shares, subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Focused International Equity Fund

	For the Fiscal Year Ended October 31, 2014		For the Fiscal Year Ended October 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	810,545	$16,129,234	378,015	$6,966,587
Shares converted from Class B	1,752	34,678	2,956	51,654
Reinvestment of distributions	11,140	220,455	91,194	1,418,987
Shares redeemed	(729,100)	(14,367,121)	(784,048)	(13,442,524)
	94,337	2,017,246	(311,883)	(5,005,296)
Class B Shares
Shares sold	1,969	37,951	1,571	27,933
Shares converted to Class A	(1,778)	(34,678)	(2,989)	(51,654)
Reinvestment of distributions	—	—	1,140	17,595
Shares redeemed	(14,882)	(290,077)	(23,376)	(402,111)
	(14,691)	(286,804)	(23,654)	(408,237)
Class C Shares
Shares sold	302,550	5,604,612	190,565	3,154,648
Reinvestment of distributions	—	—	23,511	343,499
Shares redeemed	(200,946)	(3,633,294)	(215,028)	(3,495,722)
	101,604	1,971,318	(952)	2,425
Institutional Shares
Shares sold	5,268,434	106,829,174	2,022,023	37,999,300
Reinvestment of distributions	45,024	905,437	132,560	2,095,772
Shares redeemed	(1,779,054)	(35,339,890)	(511,677)	(8,898,836)
	3,534,404	72,394,721	1,642,906	31,196,236
Service Shares
Shares sold	1,479	29,637	493	7,740
Reinvestment of distributions	6	107	79	1,230
Shares redeemed	(1,715)	(33,946)	(1,504)	(25,605)
	(230)	(4,202)	(932)	(16,635)
Class IR Shares
Shares sold	179,185	3,632,048	108,795	1,976,136
Reinvestment of distributions	706	14,137	788	12,406
Shares redeemed	(139,046)	(2,781,071)	(32,209)	(621,842)
	40,845	865,114	77,374	1,366,700
NET INCREASE	3,756,269	$76,957,393	1,382,859	$27,135,193

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2014

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Fund

	For the Fiscal Year Ended October 31, 2014		For the Fiscal Year Ended October 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	323,285	$6,313,379	268,667	$4,694,053
Shares converted from Class B	788	15,330	1,869	32,142
Reinvestment of distributions	11,580	217,128	5,193	78,988
Shares redeemed	(311,187)	(6,123,835)	(242,021)	(4,047,413)
	24,466	422,002	33,708	757,770
Class B Shares
Shares sold	447	8,625	336	5,477
Shares converted to Class A	(801)	(15,330)	(1,903)	(32,142)
Reinvestment of distributions	164	3,040	82	1,223
Shares redeemed	(11,188)	(215,433)	(4,987)	(81,934)
	(11,378)	(219,098)	(6,472)	(107,376)
Class C Shares
Shares sold	90,302	1,723,658	25,108	434,622
Reinvestment of distributions	1,298	23,503	300	4,425
Shares redeemed	(44,567)	(832,733)	(19,062)	(303,130)
	47,033	914,428	6,346	135,917
Institutional Shares
Shares sold	2,553,932	50,907,382	5,412,841	94,847,665
Reinvestment of distributions	168,944	3,252,168	64,742	1,009,328
Shares redeemed	(2,456,065)	(49,189,267)	(1,137,755)	(19,574,533)
	266,811	4,970,283	4,339,828	76,282,460
Service Shares
Shares sold	1,583	28,818	375	6,040
Reinvestment of distributions	884	16,362	601	9,020
Shares redeemed	(382)	(7,173)	—	—
	2,085	38,007	976	15,060
Class IR Shares
Shares sold	205,667	4,149,180	35,017	593,219
Reinvestment of distributions	969	18,633	338	5,265
Shares redeemed	(13,552)	(268,430)	(9,503)	(168,336)
	193,084	3,899,383	25,852	430,148
NET INCREASE	522,101	$10,025,005	4,400,238	$77,513,979

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic International Equity Fund

	For the Fiscal Year Ended October 31, 2014		For the Fiscal Year Ended October 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	198,704	$2,763,446	154,622	$1,873,207
Shares converted from Class B	32,994	459,442	42,523	518,619
Reinvestment of distributions	13,124	178,224	32,705	366,299
Shares redeemed	(315,548)	(4,390,132)	(478,751)	(5,774,966)
	(70,726)	(989,020)	(248,901)	(3,016,841)
Class B Shares
Shares sold	2,579	32,762	7,600	81,587
Shares converted to Class A	(36,933)	(459,442)	(47,564)	(518,619)
Reinvestment of distributions	87	1,060	4,050	40,625
Shares redeemed	(58,436)	(727,361)	(83,416)	(899,467)
	(92,703)	(1,152,981)	(119,330)	(1,295,874)
Class C Shares
Shares sold	82,020	1,031,878	92,764	1,014,981
Reinvestment of distributions	605	7,442	6,073	61,707
Shares redeemed	(139,914)	(1,749,533)	(155,235)	(1,697,502)
	(57,289)	(710,213)	(56,398)	(620,814)
Institutional Shares
Shares sold	701,638	10,194,170	1,125,983	14,712,297
Reinvestment of distributions	32,742	463,301	46,618	543,561
Shares redeemed	(386,526)	(5,573,406)	(374,284)	(4,792,796)
	347,854	5,084,065	798,317	10,463,062
Class IR Shares
Shares sold	5,492	76,480	1,327	14,860
Reinvestment of distributions	46	623	173	1,935
Shares redeemed	(773)	(10,433)	(3,908)	(47,428)
	4,765	66,670	(2,408)	(30,633)
Class R Shares
Shares sold	4	53	584	7,575
Reinvestment of distributions	4	58	11	121
Shares redeemed	—	—	(7)	(91)
	8	111	588	7,605
NET INCREASE	131,909	$2,298,632	371,868	$5,506,505

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Fundamental International Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Focused International Equity Fund, Goldman Sachs International Small Cap Fund and Goldman Sachs Strategic International Equity Fund (collectively the “Fundamental International Equity Funds”), funds of Goldman Sachs Trust, at October 31, 2014 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fundamental International Equity Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2014

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2014 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Focused International Equity Fund				International Small Cap Fund				Strategic International Equity Fund
Share Class	Beginning Account Value 05/01/14	Ending Account Value 10/31/14		Expenses Paid for the 6 Months Ended 10/31/14*	Beginning Account Value 05/01/14	Ending Account Value 10/31/14		Expenses Paid for the 6 Months Ended 10/31/14*	Beginning Account Value 05/01/14	Ending Account Value 10/31/14		Expenses Paid for the 6 Months Ended 10/31/14*
Class A
Actual	$1,000	$920.40		$6.34	$1,000	$949.60		$7.08	$1,000	$956.80		$6.46
Hypothetical 5% return	1,000	1,018.60	+	6.67	1,000	1,017.95	+	7.32	1,000	1,018.60	+	6.67
Class B
Actual	1,000	917.10		9.95	1,000	946.20		10.74	1,000	952.50		10.14
Hypothetical 5% return	1,000	1,014.82	+	10.46	1,000	1,014.17	+	11.12	1,000	1,014.82	+	10.46
Class C
Actual	1,000	917.20		9.95	1,000	946.10		10.69	1,000	953.00		10.14
Hypothetical 5% return	1,000	1,014.82	+	10.46	1,000	1,014.22	+	11.07	1,000	1,014.82	+	10.46
Institutional
Actual	1,000	922.20		4.41	1,000	952.00		5.07	1,000	958.00		4.49
Hypothetical 5% return	1,000	1,020.62	+	4.63	1,000	1,020.01	+	5.24	1,000	1,020.62	+	4.63
Service
Actual	1,000	919.80		6.82	1,000	949.40		7.52	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,018.10	+	7.17	1,000	1,017.49	+	7.78	N/A	N/A		N/A
Class IR
Actual	1,000	921.90		5.13	1,000	950.90		5.80	1,000	957.60		5.23
Hypothetical 5% return	1,000	1,019.86	+	5.40	1,000	1,019.26	+	6.01	1,000	1,019.86	+	5.40
Class R
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	955.60		7.69
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,017.34		7.93

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Focused International Equity	1.31%	2.06%	2.06%	0.91%	1.41%	1.06%	N/A
International Small Cap	1.44	2.19	2.18	1.03	1.53	1.18	N/A
Strategic International Equity	1.31	2.06	2.06	0.91	N/A	1.06	1.56%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Focused International Equity Fund, Goldman Sachs International Small Cap Fund, and Goldman Sachs Strategic International Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	each Fund’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain fees (with respect to the Focused International Equity and International Small Cap Funds) and to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees with respect to the Focused International Equity and International Small Cap Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2013, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2014. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

They observed that the Focused International Equity Fund’s Class A Shares had placed in the first quartile of the Fund’s peer group for the one- and three-year periods, in the third quartile for the five-year period, and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2014. The Trustees observed that the International Small Cap Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group for the three-year period, in the third quartile for the one- and five-year periods, and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the three- and five-year periods, performed in-line with the Fund’s benchmark index for the one-year period, and underperformed for the ten-year period ended March 31, 2014. They observed that the Strategic International Equity Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one- and three-year periods and in the third quartile for the five-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three- and five-year periods ended March 31, 2014.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of the management fees payable by the Focused International Equity and International Small Cap Funds and to limit certain expenses of the Funds that exceed specified levels. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Focused International Equity Fund	International Small Cap Fund	Strategic International Equity Fund
First $1 billion	1.00%	1.10%	0.85%
Next $1 billion	0.90	1.10	0.77
Next $3 billion	0.86	0.99	0.73
Next $3 billion	0.84	0.94	0.72
Over $8 billion	0.82	0.92	0.71

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of the management fees payable by the Focused International Equity and International Small Cap Funds and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2015.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	112	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	112	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	112	The Northern Trust Mutual Fund Complex (56 Portfolios) (Chairman of the Board of Trustees)
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	111	None
Alan A. Shuch Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of October 31, 2014, the Trust consisted of 94 portfolios (88 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GST II”), Goldman Sachs BDC. Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”) and Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and with respect to Mr. McNamara, GSTII, GSMLP and GSMER. GSTII, GSBDC, GSMLP and GSMER each consisted of one portfolio. As of October 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of October 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Goldman Sachs Trust — Fundamental International Equity Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2014, the total amount of income received by the Focused International Equity, International Small Cap, and Strategic International Equity Funds from sources within foreign countries and possessions of the United States was $0.1863, $0.2522, and $0.1662 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Focused International Equity, International Small Cap, and Strategic International Equity Funds were 89.57%, 63.03%, and 95.35%, respectively. The total amount of taxes paid by the Focused International Equity, International Small Cap, and Strategic International Equity Funds was $0.0253, $0.0234, and $0.0193 per share, respectively.

For the year ended October 31, 2014, 100%, 71.41%, and 100% of the dividends paid from net investment company taxable income by the Focused International Equity, International Small Cap, and Strategic International Equity Funds qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $999.2 billion in assets under supervision as of September 30, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund[3]
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[4]
■	International Tax-Managed Equity Fund[4]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[5]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[4]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[5]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category. Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel Roy W. Templin	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 148785.MF.MED.TMPL/12/2014 / EQINTAR-14 / 20K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,291,739	$2,304,956	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$794,850	$864,950	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,516,680	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2014 and October 31, 2013 were approximately $794,850 and $867,290 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $9.8 million and $10.0 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2014. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 31, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 31, 2014